UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                      -----------------------------------
                             BLOOMINGTON, IL 61702
                             ----------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                                 --------------
                         OFFICE OF THE GENERAL COUNSEL
                         -----------------------------
                               1701 TOWANDA AVE.
                               -----------------
                             BLOOMINGTON, IL 61702
                             ---------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30
                         -------

Date of reporting period:   JUNE 30, 2006
                            -------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 Annual Report
                                 JUNE 30, 2006

                          (COUNTRY MUTUAL FUNDS LOGO)

COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS

                                                                       July 2006

Dear Shareholders:

  When consumers go out to a local retailer to make a large purchase, they are generally concerned with two criteria: quality and price. This process usually involves the customer deciding if it is worth it to pay more for the higher quality product. We often have the same experience when we are picking stocks and bonds for purchase. Our preference is to own companies that are industry leaders producing consistent earnings growth, but we typically have to pay a premium multiple to own these companies. Fortunately, the recent strong performance of lower quality stocks has caused the relative valuations of large capitalization quality stocks that we like to own to become more attractive.

  Looking at the returns of the Russell 2000 index versus the S&P 500 Index illustrates the recent out performance of lower quality stocks. The Russell 2000 is an index of U.S. domestic, small capitalization stocks while the S&P 500 is an index of U.S. domestic, large capitalization stocks. Investors consider small capitalization stocks riskier because the operating performance of these companies is generally more volatile. Over the last seven years, the Russell 2000 index has produced a total return (not annualized) of 73.90% while the S&P 500 only gained 3.31%. Additionally, Standard & Poor's assigns a "quality ranking" from A+ (highest) to D (lowest) to stocks based on long-term growth and stability of a company's earnings and dividends. Their results also show that the B-rated to D-rated stocks have significantly outperformed the higher quality stocks. Finally, the experience has been similar in the bond market as lower rated high-yield and emerging market bonds have outperformed high quality bonds since October 2002. This performance has pushed valuations on lower quality securities to high levels which historically have led to disappointing returns.

  Over the past year, the stock and bond markets remained focused on the Federal Reserve's continued rate hiking campaign. Although we believe the Fed should be done raising rates by the end of the year, the markets appear to be concerned about rising inflation and the possibility of slower economic growth. The stock market produced solid returns over the last twelve months while the bond market actually lost ground as bond yields continued to increase. However, the second quarter of 2006 was the first sign that higher quality securities might be coming back into favor with strong relative performance.

  We have always prided ourselves on owning what we believe are high quality securities to add value for our shareholders. We feel this is one of the best strategies to accumulate long-term wealth. Although the overall market still does not look "cheap", we will be looking to pick up more high quality companies as they go "on sale". Hopefully, the markets will also recognize the value of these quality securities.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-422-8261 or visiting www.countryinvestment.com.
-------------------------

                              COUNTRY GROWTH FUND
                       INCEPTION DATE 04/21/66 (CLASS Y)

  The annualized returns for the Fund for the period ended June 30, 2006 were as follows:

                     1 Year            5 Year           10 Years
                     ------            ------           --------
                     6.10%             2.56%             8.03%

  These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 8.63%. The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.' s Large-Cap Core group) returned 7.47% during this same time period. As of 6/30/06, based on total returns, compared to the Lipper Large Cap Core group, the Growth Fund (Class Y) ranked in the top 67% for the past year and in the top 26% and top 25% for the past five and ten years out of 848, 609 and 60 funds, respectively.

  Large-cap, blue-chip stocks have generally been market laggards since peak prices were seen some six years ago. While P/E ratios have retreated from the excessive levels reported at the peak, valuations remain near average levels compared to the longer term. Given uncertainties in the outlook for interest rates, the economy, energy prices, and foreign relations we do not see compelling values in large cap stocks - although opportunities are beginning to arise more frequently. We continue to see no reason to change the defensive posture we have taken in the Growth Fund. In our view, downside risks from negative macroeconomic factors still outweigh the potential for meaningful long-term advances in the market.

  Our focus remains on the control of overall portfolio risk while we search for attractive opportunities in individual securities.

                             COUNTRY BALANCED FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized returns for the Fund for the period ended June 30, 2006, were as follows:

                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     3.78%             2.84%             6.67%

  These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The COUNTRY Balanced Fund returned 3.78% during the last twelve months. The bright spot during the period was the equity portion of the portfolio. Due to our position in energy and industrial stocks, we were able to produce relatively strong returns in what turned out to be a challenging U.S. market. While the broad market did advance by 8.63% (as measured by the S&P 500) during the period, small caps and international issues far outpaced the returns of large cap U.S. companies. The Russell 2000 Index small cap index rose by 14.68% and the MSCI EAFE international index rose 27.18%.

  Bonds were the real culprit negatively impacting the Fund during the period. Due to continued pressure from the Fed's tightening interest rate policy, the long end of the yield curve finally started to move higher. The result was lower bond prices. The Merrill Lynch Domestic Master Bond Index dropped by .88% during the twelve month period. Although we have now had 17 consecutive rate increases of .25%, notes from the most recent Federal Reserve meeting indicate that we may be nearing the end of these increases. Stabilizing rates as well as a potential slowdown in the U.S. economy could result in better bond price action for the rest of the year.

  The asset allocation as of June 30, 2006, was 60.42% stocks, 35.68% bonds, and 3.90% cash equivalents.

                          COUNTRY TAX EXEMPT BOND FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized total returns for the Fund for the period ended June 30, 2006 were as follows:

                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     -0.29%            2.81%             4.24%

  These returns assume all dividends and capital gains distributions were reinvested. Although the Fund's income is exempt from federal income tax, it may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

  Over the past year the municipal yield curve flattened in response to the continued tightening of interest rates by the Federal Reserve. While still positively sloped, the two to thirty year municipal curve moved from a positive 169 basis points to a positive 83 basis points. Despite this, municipals generally outperformed their taxable counterparts. The flat yield curve and rising interest rates kept most investors from extending out the curve. Yields on the Bond Buyer Index 20 began the year at 4.24% and despite some volatility during the year, found itself at 4.71% on June 30th.

  Municipal bond issuance for the year ended June 30, 2006 was $378 billion, relatively the same as the previous year. The supply was well placed in the portfolios of individual investors, mutual funds, insurance companies as well as arbitrage and hedge funds. As we closed out the last year, the municipal market suffered negative returns throughout most of the yield curve, however, municipal bonds faired better than many other asset classes.

  We kept our average maturity just short of the index and will now manage the Fund for its September 22, 2006 closing. The Fund's one year total return was - 0.29%. This compares to the Lipper Intermediate Municipal Bond Index return of 0.15%.

                          COUNTRY SHORT-TERM BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ended June 30, 2006 were as follows:

                     1 Year            5 Year       Since Inception
                     ------            ------       ---------------
                     1.91%             3.14%             4.33%

  These returns assume all dividend and capital gain distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The Federal Reserve ushered in a new era in the first half of 2006 with the retirement of Chairman Greenspan and the subsequent nomination of the new Chairman Ben Bernanke. Things however, have stayed very much the same as the Fed remains fairly transparent and diligent with their fight against inflation. During the first half of the year, the Federal Reserve lifted the Fed Funds target rate four times to end June 30th at 5.25%. In its last statement, policymakers indicated that the moderation in growth would help control inflation and that the timing and necessity for any future tightening would be data dependent. We believe the yield curve will remain flat until the Fed is clearly done raising rates.

  The COUNTRY Short-term Bond Fund finished the twelve months ended June 30 with a total return of 1.91% versus 1.87% for the Lipper Short-term Investment Grade Bond average and 2.03% for the Merrill Lynch 1-3 year Domestic Bond index. Fund performance was helped by our exposure to mortgage-backed and asset-backed securities. However, this was partially offset by our lack of exposure to the high yield universe.

  Rates on the short-end of the curve have become more attractive as short-rates have followed the Fed Funds rate higher. Therefore, we will look to lengthen duration slightly with new purchases.

                               COUNTRY BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ended June 30, 2006, were as follows:

                     1 Year            5 Year       Since Inception
                     ------            ------       ---------------
                     -0.67%            4.57%             5.71%

  These returns assume all dividend and capital gain distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Inflation, an old nemesis for the bond market, has reappeared in 2006.
Global growth has accelerated in the past twelve months and has even spread to the low growth economies of Europe and Japan. This acceleration, aided by the largest boom in raw material and energy prices since the 1970's, has revived inflation worries. The Federal Reserve is attempting to be vigilant in fighting a higher inflation trend. The monetary tightening phase that the Fed is in makes the markets vulnerable. The Fed will have to see clear evidence of weak growth before it can pause.

  We feel the rise in interest rates makes bonds an attractive investment. We have extended the duration of the portfolio and increased our exposure to the Treasury sector. We are structuring the Fund for a possible decline in interest rates in 2007.

  The Country Bond Fund finished the twelve months ended June 30 with a negative 0.67% return versus negative 0.92% for the Lipper Intermediate Investment Grade Index and negative 0.88% return for the Merrill Lynch U.S. Domestic Master Bond Index. Fund performance benefited from our exposure to mortgage-backed and callable agency securities.

                                             Sincerely,

                                             /s/Bruce D. Finks

                                             Bruce D. Finks
                                             Vice President

  Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance. The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities.

  The Lipper Large Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

  The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

  The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds wit a five to ten year average weighted maturity.

  The Merrill Lynch 1-3 year Domestic Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.

  The Lipper Short-term Investment Grade Bond consists of fund primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

  The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

  The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds, and Mortgage Pass Through Securities with maturities greater than one year.

  The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

  Mutual fund investing involves risk; principal loss is possible.

  Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the state and federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

  Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

  For use only when accompanied or preceded by a prospectus.

  The Distributor of the Country Mutual Funds is Quasar Distributors, LLC.

COUNTRY MUTUAL FUNDS -- EXPENSE EXAMPLE June 30, 2006

As a shareholder of the COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, or COUNTRY Bond Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 1/01/06 - 6/30/06.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY GROWTH FUND - CLASS Y

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06       1/1/06 - 6/30/06*<F3>
                       -------------     -------------    ---------------------
Actual(1)<F1>            $1,000.00         $1,017.30              $6.15
Hypothetical(2)<F2>      $1,000.00         $1,018.70              $6.16

(1)<F1> Ending account values and expenses paid during period based on a 1.73% return. The return is considered after expenses are deducted from the fund.
(2)<F2> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F3> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS Y

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06       1/1/06 - 6/30/06*<F6>
                       -------------     -------------    ---------------------
Actual(1)<F4>            $1,000.00         $1,013.50              $6.99
Hypothetical(2)<F5>      $1,000.00         $1,017.85              $7.00

(1)<F4> Ending account values and expenses paid during period based on a 1.35% return. The return is considered after expenses are deducted from the fund.
(2)<F5> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F6> Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS Y

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06       1/1/06 - 6/30/06*<F9>
                       -------------     -------------    ---------------------
Actual(1)<F7>            $1,000.00         $  997.90              $4.21
Hypothetical(2)<F8>      $1,000.00         $1,020.58              $4.26

(1)<F7> Ending account values and expenses paid during period based on a (0.21)% return. The return is considered after expenses are deducted from the fund.
(2)<F8> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F9> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS Y

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F12>
                       -------------     -------------   ----------------------
Actual(1)<F10>           $1,000.00         $1,012.00              $4.24
Hypothetical(2)<F11>     $1,000.00         $1,020.58              $4.26

(1)<F10> Ending account values and expenses paid during period based on a 1.20% return. The return is considered after expenses are deducted from the fund.
(2)<F11> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F12> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS Y

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F15>
                       -------------     -------------   ----------------------
Actual(1)<F13>           $1,000.00         $  994.50              $4.20
Hypothetical(2)<F14>     $1,000.00         $1,020.58              $4.26

(1)<F13> Ending account values and expenses paid during period based on a (0.55)% return. The return is considered after expenses are deducted from the fund.
(2)<F14> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F15> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY GROWTH FUND - CLASS A

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F18>
                       -------------     -------------   ----------------------
Actual(1)<F16>           $1,000.00         $1,017.20              $6.15
Hypothetical(2)<F17>     $1,000.00         $1,018.70              $6.16

(1)<F16> Ending account values and expenses paid during period based on a 1.72% return. The return is considered after expenses are deducted from the fund.
(2)<F17> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F18> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS A

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F21>
                       -------------     -------------   ----------------------
Actual(1)<F19>           $1,000.00         $1,013.50              $6.99
Hypothetical(2)<F20>     $1,000.00         $1,017.85              $7.00

(1)<F19> Ending account values and expenses paid during period based on a 1.35% return. The return is considered after expenses are deducted from the fund.
(2)<F20> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F21> Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS A

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F24>
                       -------------     -------------   ----------------------
Actual(1)<F22>           $1,000.00         $  999.10              $4.21
Hypothetical(2)<F23>     $1,000.00         $1,020.58              $4.26

(1)<F25> Ending account values and expenses paid during period based on a (0.09)% return. The return is considered after expenses are deducted from the fund.
(2)<F26> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F27> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS A

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F27>
                       -------------     -------------   ----------------------
Actual(1)<F25>           $1,000.00         $1,011.90              $4.24
Hypothetical(2)<F26>     $1,000.00         $1,020.58              $4.26

(1)<F25> Ending account values and expenses paid during period based on a 1.19% return. The return is considered after expenses are deducted from the fund.
(2)<F26> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F27> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS A

                         Beginning          Ending            Expenses Paid
                       Account Value     Account Value        During Period
                           1/1/06           6/30/06      1/1/06 - 6/30/06*<F30>
                       -------------     -------------   ----------------------
Actual(1)<F28>           $1,000.00         $  993.50              $4.20
Hypothetical(2)<F29>     $1,000.00         $1,020.58              $4.26

(1)<F28> Ending account values and expenses paid during period based on a (0.65)% return. The return is considered after expenses are deducted from the fund.
(2)<F29> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
  *<F30> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2006

GROWTH FUND vs. STANDARD & POOR'S 500 INDEX AND LIPPER LARGE CAP CORE FUNDS AVERAGE

      Date        Growth(1)<F31>       S&P 500        Lipper Large Cap Core
      ----        --------------       -------        ---------------------
     6/30/96         $10,000           $10,000               $10,000
     6/30/97         $12,854           $13,470               $12,898
     6/30/98         $14,265           $17,533               $16,272
     6/30/99         $17,988           $21,523               $19,388
    6/30/2000        $19,840           $23,083               $21,102
    6/30/2001        $19,071           $19,659               $18,188
    6/30/2002        $16,573           $16,123               $14,519
    6/30/2003        $16,477           $16,164               $16,862
    6/30/2004        $19,203           $19,252               $17,606
    6/30/2005        $20,399           $20,470               $18,921
    6/30/2006        $21,643           $22,236               $18,921

Past performance is not indicative of future results.

(1)<F31> The above graph represents the growth of $10,000 of Class Y shares of the Growth Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

          Average Annual Returns*<F32>
          Class Y -- 1 Year                                           6.10%
          Class Y -- 5 Year                                           2.56%
          Class Y -- 10 Year                                          8.03%
          Class Y -- Since Inception (04/21/66)                       9.18%
          Class A -- 1 Year (No Load)                                 6.10%
          Class A -- Since Inception (03/01/02) (No Load)             3.88%
          Class A -- 1 Year (Load)**<F33>                             0.24%
          Class A -- Since Inception (03/01/02) (Load)**<F33>         2.53%

  *<F32> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
 **<F33>  Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2006

BALANCED FUND vs. S&P 500 AND LIPPER MIXED ASSET ALLOCATION GROWTH FUNDS

     Date        Balanced(1)<F34>     Lipper Mixed Asset        S&P 500
     ----        ----------------     ------------------        -------
    6/30/96          $10,000                $10,000             $10,000
    6/30/97          $11,995                $12,011             $13,470
    6/30/98          $13,364                $14,234             $17,533
    6/30/99          $15,531                $15,752             $21,523
   6/30/2000         $16,795                $16,747             $23,083
   6/30/2001         $16,587                $16,300             $19,659
   6/30/2002         $15,222                $14,822             $16,123
   6/30/2003         $15,828                $15,158             $16,164
   6/30/2004         $17,341                $17,186             $19,252
   6/30/2005         $18,387                $18,429             $20,470
   6/30/2006         $19,082                $19,776             $22,236

Past performance is not indicative of future results.

(1)<F34> The above graph represents the growth of $10,000 of Class Y shares of the Balanced Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

          Average Annual Returns*<F35>
          Class Y -- 1 Year                                           3.78%
          Class Y -- 5 Year                                           2.84%
          Class Y -- 10 Year                                          6.67%
          Class Y -- Since Inception (12/07/78)                       8.73%
          Class A -- 1 Year (No Load)                                 3.76%
          Class A -- Since Inception (03/01/02) (No Load)             3.65%
          Class A -- 1 Year (Load)**<F36>                            (1.94)%
          Class A -- Since Inception (03/01/02) (Load)**<F36>         2.30%

  *<F35> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
 **<F36>  Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2006

TAX EXEMPT BOND vs. LIPPER INTERMEDIATE MUNICIPAL BOND INDEX AND LEHMAN BROTHERS' 5 YEAR MUNICIPAL BOND INDEX

     Date     Tax Exempt Bond(1)<F37>   Lipper Intermediate   Lehman 5 yr. Muni
     ----     -----------------------   -------------------   -----------------
    6/30/96           $10,000                 $10,000              $10,000
    6/30/97           $10,814                 $10,670              $10,617
    6/30/98           $11,620                 $11,396              $11,280
    6/30/99           $11,869                 $11,636              $11,647
   6/30/2000          $12,244                 $11,941              $12,085
   6/30/2001          $13,191                 $12,951              $13,151
   6/30/2002          $13,922                 $13,737              $14,085
   6/30/2003          $14,768                 $14,729              $15,132
   6/30/2004          $14,702                 $14,726              $15,167
   6/30/2005          $15,198                 $15,468              $15,838
   6/30/2006          $15,154                 $15,491              $15,889

Past performance is not indicative of future results.

(1)<F37> The above graph represents the growth of $10,000 of Class Y shares of the Tax Exempt Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

          Average Annual Returns*<F38>
          Class Y -- 1 Year                                          (0.29)%
          Class Y -- 5 Year                                           2.81%
          Class Y -- 10 Year                                          4.24%
          Class Y -- Since Inception (12/07/78)                       5.23%
          Class A -- 1 Year (No Load)                                (0.05)%
          Class A -- Since Inception (03/01/02) (No Load)             2.40%
          Class A -- 1 Year (Load)**<F39>                            (4.25)%
          Class A -- Since Inception (03/01/02) (Load)**<F39>         1.38%

  *<F38> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
 **<F39>  Reflects maximum sales charge of 4.25%.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2006

SHORT-TERM BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER 1-3 YEAR BOND INDEX AND LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE

                    Short-Term        Merrill Lynch          Lipper Short
     Date          Bond(1)<F40>       U.S. Domestic      Investment Grade Debt
     ----          ------------       -------------      ---------------------
    1/31/97          $10,037             $10,058                $10,000
    6/30/97          $10,210             $10,302                $10,278
    6/30/98          $10,874             $11,006                $10,946
    6/30/99          $11,338             $11,580                $11,403
   6/30/2000         $11,841             $12,151                $11,910
   6/30/2001         $12,803             $13,294                $12,939
   6/30/2002         $13,619             $14,202                $13,576
   6/30/2003         $14,222             $14,967                $14,250
   6/30/2004         $14,330             $15,049                $14,307
   6/30/2005         $14,665             $15,419                $14,638
   6/30/2006         $14,946             $15,732                $14,911

Past performance is not indicative of future results.

(1)<F40> The above graph represents the growth of $10,000 of Class Y shares of the Short-Term Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

          Average Annual Returns*<F41>
          Class Y -- 1 Year                                           1.91%
          Class Y -- 5 Year                                           3.14%
          Class Y -- Since Inception (01/03/97)                       4.33%
          Class A -- 1 Year (No Load)                                 1.90%
          Class A -- Since Inception (03/01/02) (No Load)             2.57%
          Class A -- 1 Year (Load)**<F42>                            (0.65)%
          Class A -- Since Inception (03/01/02) (Load)**<F42>         1.98%

  *<F41> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
 **<F42>  Reflects maximum sales charge of 2.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2006

BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE

                                                          Lipper Intermediate
     Date        Bond(1)<F43>        Merrill Lynch       Investment Grade Debt
     ----        ------------        -------------       ---------------------
    1/31/97         $10,036             $10,074                 $10,000
    6/30/97         $10,244             $10,355                 $10,294
    6/30/98         $11,293             $11,459                 $11,303
    6/30/99         $11,664             $11,812                 $11,542
   6/30/2000        $12,155             $12,352                 $11,952
   6/30/2001        $13,551             $13,722                 $13,180
   6/30/2002        $14,655             $14,901                 $14,073
   6/30/2003        $16,061             $16,498                 $15,488
   6/30/2004        $16,130             $16,548                 $15,516
   6/30/2005        $17,056             $17,701                 $16,457
   6/30/2006        $16,942             $17,545                 $16,306

Past performance is not indicative of future results.

(1)<F43> The above graph represents the growth of $10,000 of Class Y shares of the Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

          Average Annual Returns*<F44>
          Class Y -- 1 Year                                          (0.67)%
          Class Y -- 5 Year                                           4.57%
          Class Y -- Since Inception (01/03/97)                       5.71%
          Class A -- 1 Year (No Load)                                (0.76)%
          Class A -- Since Inception (03/01/02) (No Load)             3.90%
          Class A -- 1 Year (Load)**<F45>                            (4.96)%
          Class A -- Since Inception (03/01/02) (Load)**<F45>         2.87%

  *<F44> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
 **<F45>  Reflects maximum sales charge of 4.25%.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

COUNTRY MUTUAL FUNDS -- ALLOCATION OF PORTFOLIO ASSETS June 30, 2006

                           COUNTRY GROWTH FUND*<F46>

               Consumer Discretionary                       6.79%
               Consumer Staples                            13.63%
               Energy                                      12.37%
               Financials                                  12.22%
               Healthcare                                  10.40%
               Industrials                                 11.25%
               Materials                                    3.05%
               Information Technology                      12.47%
               Telecommuncation Services                    2.34%
               Utilities                                    3.51%
               Commercial Paper                             8.49%
               Money Market Funds                           3.48%

                          COUNTRY BALANCED FUND*<F46>

               Common Stock                                60.42%
               Asset Backed Securities                      2.26%
               Corporate Bonds                              4.24%
               Mortgage Backed Securities                  13.93%
               U.S. Government Agency Issues                6.46%
               U.S. Treasury Obligations                    8.79%
               Money Market Funds                           3.90%

                       COUNTRY TAX EXEMPT BOND FUND*<F46>

               Arizona                                     12.03%
               California                                   3.41%
               Colorado                                     4.60%
               Florida                                      6.82%
               Georgia                                      5.09%
               Illinois                                    11.84%
               Indiana                                      4.87%
               Michigan                                    10.06%
               Missouri                                     3.11%
               New Jersey                                   0.93%
               New York                                     8.15%
               North Carolina                               2.28%
               Texas                                       17.68%
               Utah                                         4.60%
               Wisconsin                                    3.68%
               Money Market Funds                           0.85%

*<F46>  Expressed as a percentage of total investments.

                       COUNTRY SHORT-TERM BOND FUND*<F47>

               Asset Backed Securities                      8.80%
               Corporate Bonds                             11.50%
               Mortgage Backed Securities                  40.07%
               U.S. Government Agency Issues               18.62%
               U.S. Treasury Obligations                    7.97%
               Commercial Paper                             5.59%
               Money Market Funds                           7.45%

                            COUNTRY BOND FUND*<F47>

               Asset Backed Securities                      3.50%
               Corporate Bonds                             16.74%
               Mortgage Backed Securities                  31.75%
               Municipal Bonds                              0.75%
               U.S. Government Agency Issues               15.65%
               U.S. Treasury Obligations                   24.38%
               Money Market Funds                           7.23%

*<F47>  Expressed as a percentage of total investments.

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

COUNTRY GROWTH FUND

   AVERAGE ANNUAL RETURNS  June 30, 2006
                                                 1 YEAR     5 YEARS    10 YEARS
                                                 ------     -------    --------
   COUNTRY Growth Fund -- Class Y (04/21/66)      6.10%      2.56%      8.03%
   S&P 500 Index(1)<F48>                          8.63%      2.49%      8.32%
   Lipper Large Cap Core Funds Average(2)<F49>    7.47%      1.10%      6.63%

   (1)<F48> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
   (2)<F49> The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

   TEN LARGEST HOLDINGS (excludes short-term investments)  June 30, 2006

                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
   General Electric Company                      $ 5,438,400         2.57%
   Citigroup Inc.                                  4,727,520         2.24%
   Wal-Mart Stores, Inc.                           4,494,261         2.13%
   Halliburton Company                             4,229,970         2.00%
   Schlumberger Limited                            4,049,842         1.92%
   Exxon Mobil Corporation                         3,987,750         1.89%
   Diamond Offshore Drilling, Inc.                 3,894,352         1.84%
   Caterpillar Inc.                                3,724,000         1.76%
   ConocoPhillips                                  3,669,680         1.74%
   Wells Fargo & Company                           3,655,860         1.73%
                                                 -----------        ------
                                                 $41,871,635        19.82%
                                                 -----------        ------
                                                 -----------        ------

COUNTRY BALANCED FUND

   AVERAGE ANNUAL RETURNS  June 30, 2006
                                                 1 YEAR     5 YEARS    10 YEARS
                                                 ------     -------    --------
   COUNTRY Balanced Fund -- Class Y (12/07/78)    3.78%      2.84%      6.67%
   S&P 500 Index(1)<F50>                          8.63%      2.49%      8.32%
   Lipper Mixed-Asset Target
     Allocation Growth Funds Average(2)<F51>      7.31%      3.70%      6.90%

   (1)<F50> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
   (2)<F51> The Lipper Mixed-Asset Target Allocation Growth Funds consist of funds that maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

   TEN LARGEST HOLDINGS (excludes short-term investments)  June 30, 2006

                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
   Wal-Mart Stores, Inc.                          $  457,615         1.90%
   General Electric Company                          428,480         1.78%
   Pfizer Inc.                                       363,785         1.51%
   ConocoPhillips                                    360,415         1.50%
   Citigroup Inc.                                    352,152         1.46%
   Wells Fargo & Company                             335,400         1.39%
   Exxon Mobil Corporation                           325,155         1.35%
   Federal Home Loan Mortgage Corp.,
     6.250%, 03/05/2012                              300,795         1.25%
   Johnson & Johnson                                 299,600         1.24%
   Halliburton Company                               296,840         1.23%
                                                  ----------        ------
                                                  $3,520,237        14.61%
                                                  ----------        ------
                                                  ----------        ------

COUNTRY TAX EXEMPT BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2006
                                               1 YEAR   5 YEARS   10 YEARS
                                               ------   -------   --------
   COUNTRY Tax Exempt Bond Fund _
     Class Y (12/07/78)                       (0.29)%    2.81%     4.24%
   Lehman Brothers 5-Year
     Municipal Bond Index(1)<F52>              0.32%     3.85%     4.74%
   Lipper Intermediate
     Municipal Bond Index(2)<F53>              0.15%     3.70%     4.60%

   (1)<F52> The Lehman Brothers 5-Year Municipal Bond Index is a compilation of tax-exempt municipal bonds with maturities in the four to six year range. The Lehman Index does not reflect investments in cash, the impact of any servicing, investment management, or administrative expense.
   (2)<F53> The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds with a five to ten year average weighted maturity.

   TEN LARGEST HOLDINGS (excludes short-term investments)  June 30, 2006

                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
   Broward County, Florida, Resource Recovery
     Revenue  Bond, 5.375%, 12/01/2010            $  779,550         6.73%
   New York State Dorm Authority Revenue
     Bond, 5.500%, 03/15/2012                        677,496         5.85%
   Michigan State Building Authority
     State Police Commission
     Revenue Bond, 5.250%, 10/01/2010                630,582         5.44%
   Indiana University Trustee Revenue Bonds,
     Student Fees, 5.700%, 08/01/2010                556,336         4.80%
   Plano Texas Independent School District
     General Obligation, 5.750%, 02/15/2013          546,290         4.71%
   Illinois State Sales Tax Revenue Bond,
     6.000%, 06/15/2012                              542,260         4.68%
   Maricopa County Elementary School District
     No 3-Tempe Elementary Arizona Unlimited
     General Obligation, 5.000%, 07/01/2012          525,905         4.54%
   Arapahoe County, School District
     No 5 Cherry Creek Colorado Unlimited
     General Obligation, 5.500%, 12/15/2009          525,805         4.54%
   Iron County, Utah School District Unlimited
     General Obligation, 5.500%, 01/15/2010          525,355         4.53%
   Houston, Texas Utility System Revenue
     Bond, 5.250%, 05/15/2010                        522,990         4.51%
                                                  ----------        ------
                                                  $5,832,569        50.33%
                                                  ----------        ------
                                                  ----------        ------

COUNTRY SHORT-TERM BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2006
                                            1 YEAR    5 YEARS  SINCE INCEPTION
                                            ------    -------  ---------------
   COUNTRY Short-Term Bond Fund -
     Class Y (01/02/97)                      1.91%     3.14%        4.33%
   Merrill Lynch U.S. Domestic
     Master 1-3 Year Bond Index(1)<F54>      2.03%     3.43%        4.89%
   Lipper Short Investment Grade
     Debt Funds Average(2)<F55>              1.87%     2.94%        4.28%

   (1)<F54> The Merrill Lynch U.S. Domestic Master 1-3 Year Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
   (2)<F55> The Lipper Short Investment Grade Debt Funds Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

   TEN LARGEST HOLDINGS (excludes short-term investments)  June 30, 2006

                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
   U.S. Treasury Note, 2.375%, 08/31/2006        $ 1,991,484         3.71%
   Federal Home Loan Bank, 5.125%, 06/18/2008      1,738,824         3.23%
   Federal Home Loan Mortgage Corp.,
     4.875%, 02/17/2009                              986,845         1.84%
   Merrill Lynch & Co., Inc.,
     4.160%, 03/12/2007                              986,660         1.84%
   Federal Home Loan Bank, 3.500%, 11/27/2009        974,133         1.81%
   United States Inflation Index Note,
     0.875%, 04/15/2010                              902,735         1.68%
   Salomon Brothers Mortgage
     Securities VII, 6.168%, 11/13/2036              865,681         1.61%
   Rowan Companies, Inc., 5.880%, 03/15/2012         849,301         1.58%
   U.S. Treasury Inflation Index Note,
     3.375%, 02/28/2007                              740,713         1.38%
   Residential Asset Securities
     Corporation, 4.767%, 10/25/2032                 735,460         1.37%
                                                 -----------        ------
                                                 $10,764,333        20.05%
                                                 -----------        ------
                                                 -----------        ------

COUNTRY BOND FUND

   AVERAGE ANNUAL RETURNS  June 30, 2006
                                             1 YEAR   5 YEARS   SINCE INCEPTION
                                             ------   -------   ---------------
   COUNTRY Bond Fund -- Class Y (01/02/97)   (0.67)%   4.57%         5.71%
   Merrill Lynch U.S. Domestic
     Master Bond Index(1)<F56>               (0.88)%   5.04%         6.10%
   Lipper Intermediate Investment-Grade
     Debt Funds Average(2)<F57>              (0.92)%   4.39%         5.27%

   (1)<F56> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
   (2)<F57> The Lipper Intermediate Investment-Grade Debt Funds Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

   TEN LARGEST HOLDINGS (excludes short-term investments)  June 30, 2006

                                                   VALUE       PERCENT OF FUND
                                                   -----       ---------------
   U.S. Treasury Bond, 5.375%, 02/15/2031        $ 1,881,942         2.96%
   U.S. Treasury Inflation Index Note,
     3.000%, 07/15/2012                            1,384,508         2.18%
   Government National Mortgage
     Association, 5.000%, 01/15/2033               1,239,168         1.95%
   Federal National Mortgage Association,
     4.500%, 06/25/2018                            1,146,800         1.80%
   U.S. Treasury Inflation Index Bond,
     2.375%, 01/15/2025                            1,144,161         1.80%
   Federal Home Loan Bank, 4.000%, 07/2/2015       1,022,263         1.61%
   U.S. Treasury Note, 4.125%, 05/15/2015          1,021,410         1.61%
   U.S. Treasury Note, 4.875%, 05/15/2009            993,203         1.56%
   U.S. Treasury Note, 4.625%, 03/31/2008            990,547         1.56%
   Wells Fargo Mortgage Backed Security,
     5.609%, 06/25/2036                              990,000         1.56%
                                                 -----------        ------
                                                 $11,792,876        18.59%
                                                 -----------        ------
                                                 -----------        ------

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2006

COUNTRY GROWTH FUND

                                                       SHARES         VALUE
                                                       ------         -----
COMMON STOCKS -- 88.55%

CONSUMER DISCRETIONARY -- 6.84%
Dollar General Corporation                             154,000    $  2,152,920
Gentex Corporation                                     171,000       2,394,000
Getty Images, Inc. (a)<F58>                             14,000         889,140
The Home Depot, Inc.                                    68,700       2,458,773
Kohl's Corporation (a)<F58>                             36,100       2,134,232
Target Corporation                                      57,600       2,814,912
Williams-Sonoma, Inc.                                   45,000       1,532,250
                                                                   -----------
                                                                    14,376,227
                                                                   -----------
CONSUMER STAPLES -- 13.71%
Altria Group, Inc.                                      42,000       3,084,060
The Coca-Cola Company                                   52,000       2,237,040
CVS Corporation                                         98,000       3,008,600
Kimberly-Clark Corporation                              54,000       3,331,800
McCormick & Company                                     60,000       2,013,000
The Procter & Gamble Company                            63,200       3,513,920
Sara Lee Corporation                                   201,000       3,220,020
Sysco Corporation                                       70,400       2,151,424
Unilever NV (b)<F59>                                    78,000       1,758,900
Wal-Mart Stores, Inc.                                   93,300       4,494,261
                                                                   -----------
                                                                    28,813,025
                                                                   -----------
ENERGY -- 12.44%
Apache Corporation                                      50,000       3,412,500
ChevronTexaco Corp.                                     47,000       2,916,820
ConocoPhillips                                          56,000       3,669,680
Diamond Offshore Drilling, Inc.                         46,400       3,894,352
Exxon Mobil Corporation                                 65,000       3,987,750
Halliburton Company                                     57,000       4,229,970
Schlumberger Limited (b)<F59>                           62,200       4,049,842
                                                                   -----------
                                                                    26,160,914
                                                                   -----------
FINANCIALS -- 12.29%
ACE Limited (b)<F59>                                    54,000       2,731,860
American Express Company                                44,000       2,341,680
American International Group, Inc.                      50,000       2,952,500
Bank of America Corporation                             33,559       1,614,188
The Bank of New York Company, Inc.                      57,000       1,835,400
Citigroup Inc.                                          98,000       4,727,520
JPMorgan Chase & Co.                                    75,000       3,150,000
Washington Mutual, Inc.                                 62,000       2,825,960
Wells Fargo & Company                                   54,500       3,655,860
                                                                   -----------
                                                                    25,834,968
                                                                   -----------
HEALTH CARE -- 10.45%
Abbott Laboratories                                     62,000       2,703,820
Amgen Inc. (a)<F58>                                     29,600       1,930,808
Baxter International Inc.                               65,200       2,396,752
Forest Laboratories, Inc. (a)<F58>                      46,500       1,799,085
Johnson & Johnson                                       56,000       3,355,520
Medco Health Solutions, Inc. (a)<F58>                   59,200       3,390,976
Medtronic, Inc.                                         66,100       3,101,412
Pfizer Inc.                                            140,000       3,285,800
                                                                   -----------
                                                                    21,964,173
                                                                   -----------
INDUSTRIALS -- 11.32%
3M Co.                                                  31,000       2,503,870
American Power Conversion Corporation                   94,000       1,832,060
Caterpillar Inc.                                        50,000       3,724,000
Emerson Electric Co.                                    27,500       2,304,775
FedEx Corp.                                             17,000       1,986,620
General Electric Company                               165,000       5,438,400
Illinois Tool Works, Inc.                               45,000       2,137,500
Masco Corporation                                       66,500       1,971,060
Rockwell Automation, Inc.                               26,400       1,901,064
                                                                   -----------
                                                                    23,799,349
                                                                   -----------
INFORMATION TECHNOLOGY -- 12.55%
Analog Devices, Inc.                                    36,000       1,157,040
Avid Technology, Inc. (a)<F58>                          47,000       1,566,510
Canon Inc. -- ADR                                       32,900       2,410,583
CDW Corp.                                               35,000       1,912,750
Cisco Systems, Inc. (a)<F58>                           113,800       2,222,514
Intel Corporation                                      127,000       2,406,650
International Business
  Machines Corporation                                  22,000       1,690,040
International Rectifier Corporation (a)<F58>            45,900       1,793,772
Microsoft Corporation                                   84,000       1,957,200
Nokia Corp. -- ADR                                     147,000       2,978,220
Oracle Corp. (a)<F58>                                  156,000       2,260,440
QUALCOMM Inc.                                           50,000       2,003,500
Symantec Corporation (a)<F58>                          130,000       2,020,200
                                                                   -----------
                                                                    26,379,419
                                                                   -----------
MATERIALS -- 3.07%
Alcoa Inc.                                              89,000       2,880,040
Newmont Mining Corporation                              67,500       3,572,775
                                                                   -----------
                                                                     6,452,815
                                                                   -----------
TELECOMMUNICATION SERVICES -- 2.35%
ALLTEL Corporation                                      40,500       2,585,115
Verizon Communications Inc.                             70,500       2,361,045
                                                                   -----------
                                                                     4,946,160
                                                                   -----------
UTILITIES -- 3.53%
Dominion Resources Inc.                                 32,900       2,460,591
Duke Energy Corporation                                 56,000       1,644,720
FPL Group, Inc.                                         42,000       1,737,960
Progress Energy, Inc.                                   37,000       1,586,190
                                                                   -----------
                                                                     7,429,461
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $131,382,874)                                              186,156,511
                                                                   -----------

                                                    PRINCIPAL
                                                     AMOUNT
                                                    ---------
SHORT TERM INVESTMENTS -- 12.05%

COMMERCIAL PAPER -- 8.55%
American Express Credit Corp.
  5.200%, 07/18/2006                                $3,000,000       2,992,633
General Electric Capital
  5.190%, 07/12/2006                                 3,000,000       2,995,242
HSBC Finance Corporation
  5.250%, 07/24/2006                                 3,000,000       2,989,938
LaSalle Bank Corporation
  5.120%, 07/03/2006                                 3,000,000       2,999,147
Prudential Funding Corp.
  5.230%, 07/25/2006                                 3,000,000       2,989,540
Toyota Motor Credit Corporation
  5.010%, 07/05/2006                                 3,000,000       2,998,330
                                                                   -----------
                                                                    17,964,830
                                                                   -----------

                                                      SHARES
                                                      ------
MONEY MARKET FUNDS -- 3.50%
Federated Prime Obligations Fund                     1,363,448       1,363,448
Janus Money Market Fund                              3,000,000       3,000,000
Phoenix Insight Money Market Fund                    2,999,587       2,999,587
                                                                  ------------
                                                                     7,363,035
                                                                  ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $25,327,865)                                                25,327,865
                                                                  ------------
TOTAL INVESTMENTS -- 100.60%
  (Cost $156,710,739)                                              211,484,376
                                                                  ------------
LIABILITIES IN EXCESS
  OF OTHER ASSETS -- (0.60)%                                        (1,258,513)
                                                                  ------------
TOTAL NET ASSETS -- 100.00%                                       $210,225,863
                                                                  ------------
                                                                  ------------

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)<F58>  Non-income producing.
(b)<F59>  Foreign issuer.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2006

COUNTRY BALANCED FUND

                                                        SHARES        VALUE
                                                        ------        -----
COMMON STOCKS -- 60.29%

CONSUMER DISCRETIONARY -- 4.21%
Dollar General Corporation                              10,000     $   139,800
Gentex Corporation                                      12,000         168,000
Getty Images, Inc. (a)<F60>                              1,100          69,861
The Home Depot, Inc.                                     5,300         189,687
Kohl's Corporation (a)<F60>                              2,800         165,536
Target Corporation                                       4,000         195,480
Williams-Sonoma, Inc.                                    2,500          85,125
                                                                   -----------
                                                                     1,013,489
                                                                   -----------
CONSUMER STAPLES -- 8.60%
Altria Group, Inc.                                       2,600         190,918
The Coca-Cola Company                                    3,000         129,060
CVS Corporation                                          8,000         245,600
Kimberly-Clark Corporation                               4,200         259,140
McCormick & Company                                      4,700         157,685
The Procter & Gamble Company                             5,000         278,000
Sara Lee Corporation                                     9,200         147,384
Sysco Corporation                                        6,800         207,808
Wal-Mart Stores, Inc.                                    9,500         457,615
                                                                   -----------
                                                                     2,073,210
                                                                   -----------
ENERGY -- 7.47%
Apache Corporation                                       4,000         273,000
ConocoPhillips                                           5,500         360,415
Diamond Offshore Drilling, Inc.                          3,000         251,790
Exxon Mobil Corporation                                  5,300         325,155
Halliburton Company                                      4,000         296,840
Schlumberger Limited (e)<F64>                            4,500         292,995
                                                                   -----------
                                                                     1,800,195
                                                                   -----------
FINANCIALS -- 8.64%
ACE Limited (e)<F64>                                     3,200         161,888
American Express Company                                 3,400         180,948
American International Group, Inc.                       4,000         236,200
Bank of America Corporation                              5,110         245,791
The Bank of New York Company, Inc.                       6,700         215,740
Citigroup Inc.                                           7,300         352,152
JPMorgan Chase & Co.                                     4,620         194,040
Washington Mutual, Inc.                                  3,500         159,530
Wells Fargo & Company                                    5,000         335,400
                                                                   -----------
                                                                     2,081,689
                                                                   -----------
HEALTH CARE -- 7.53%
Abbott Laboratories                                      5,800         252,938
Amgen Inc. (a)<F60>                                      2,500         163,075
Baxter International Inc.                                4,300         158,068
Forest Laboratories, Inc. (a)<F60>                       3,200         123,808
Johnson & Johnson                                        5,000         299,600
Medco Health Solutions, Inc. (a)<F60>                    4,000         229,120
Medtronic, Inc.                                          4,800         225,216
Pfizer Inc.                                             15,500         363,785
                                                                   -----------
                                                                     1,815,610
                                                                   -----------
INDUSTRIALS -- 7.84%
3M Co.                                                   3,500         282,695
American Power Conversion Corporation                    8,000         155,920
Caterpillar Inc.                                         3,000         223,440
Emerson Electric Co.                                     1,900         159,239
FedEx Corp.                                              1,500         175,290
General Electric Company                                13,000         428,480
Illinois Tool Works, Inc.                                3,000         142,500
Masco Corporation                                        5,000         148,200
Rockwell Automation, Inc.                                2,400         172,824
                                                                   -----------
                                                                     1,888,588
                                                                   -----------
INFORMATION TECHNOLOGY -- 9.88%
Avid Technology, Inc. (a)<F60>                           4,000         133,320
Canon Inc. -- ADR                                        2,400         175,848
CDW Corp.                                                3,000         163,950
Cisco Systems, Inc. (a)<F60>                            11,800         230,454
First Data Corporation                                   4,500         202,680
Intel Corporation                                        9,000         170,550
International Business Machines Corporation              2,400         184,368
International Rectifier Corporation (a)<F60>             3,800         148,504
Microsoft Corporation                                   11,500         267,950
Nokia Corp. -- ADR                                      10,000         202,600
Oracle Corp. (a)<F60>                                   13,000         188,370
QUALCOMM Inc.                                            3,500         140,245
Symantec Corporation (a)<F60>                           11,000         170,940
                                                                   -----------
                                                                     2,379,779
                                                                   -----------
MATERIALS -- 2.04%
Alcoa Inc.                                               7,000         226,520
Newmont Mining Corporation                               5,000         264,650
                                                                   -----------
                                                                       491,170
                                                                   -----------
TELECOMMUNICATION SERVICES -- 1.58%
ALLTEL Corporation                                       3,000         191,490
Verizon Communications Inc.                              5,622         188,281
                                                                   -----------
                                                                       379,771
                                                                   -----------
UTILITIES -- 2.50%
Dominion Resources Inc.                                  2,100         157,059
Duke Energy Corporation                                  5,000         146,850
FPL Group, Inc.                                          3,500         144,830
Progress Energy, Inc.                                    3,600         154,332
                                                                   -----------
                                                                       603,071
                                                                   -----------
TOTAL COMMON STOCKS
  (Cost $10,558,027)                                                14,526,572
                                                                   -----------

                                                     PRINCIPAL
                                                       AMOUNT
                                                     ---------
ASSET BACKED SECURITIES -- 2.26%
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                                  $150,000         134,396
Countrywide Asset-Backed Certificates
  5.549%, 08/25/2021                                   150,000         148,786
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/2028                                   212,344         217,041
Green Tree Financial Corporation
  6.870%, 01/15/2029                                    42,778          43,128
                                                                   -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $539,614)                                                      543,351
                                                                   -----------
CORPORATE BONDS -- 4.23%

FINANCIALS -- 2.38%
American Honda Finance Corporation
  4.500%, 05/26/2009 (Acquired 05/18/2004,
  Cost $149,681) (b)<F61>                              150,000         145,226
Citicorp
  7.200%, 06/15/2007                                   100,000         101,201
General Electric Capital Corporation
  3.000%, 06/27/2018 (d)<F63>                          250,000         218,915
Inter-American Development Bank
  8.875%, 06/01/2009                                   100,000         108,737
                                                                   -----------
                                                                       574,079
                                                                   -----------
INDUSTRIALS -- 0.40%
General Electric Company
  5.000%, 02/01/2013                                   100,000          95,784
                                                                   -----------
TELEPHONE UTILITY -- 1.45%
Bellsouth Capital Funding Corp.
  6.040%, 11/15/2026                                   200,000         200,186
GTE South, Inc.
  6.000%, 02/15/2008                                   150,000         149,846
                                                                   -----------
                                                                       350,032
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $1,046,364)                                                  1,019,895
                                                                   -----------
MORTGAGE BACKED SECURITIES -- 13.89%
Citicorp Mortgage Securities, Inc
  5.000%, 08/25/2020                                    91,329          88,728
Federal Home Loan Bank
  4.840%, 01/25/2012                                    83,429          80,170
Federal Home Loan Mortgage Corp.
  6.000%, 12/15/2008                                    18,711          18,699
  5.125%, 12/15/2013                                    88,336          86,499
  4.000%, 11/15/2018                                   300,000         259,898
  5.000%, 11/15/2018                                   125,000         118,585
  5.750%, 12/15/2018                                    98,711          97,621
  5.000%, 10/01/2020                                    94,575          91,056
  5.000%, 10/15/2031                                   150,000         141,693
Federal National Mortgage Association
  5.000%, 02/01/2014                                   290,736         284,215
  4.500%, 06/25/2018                                   200,000         183,488
  5.500%, 09/01/2025                                    92,984          90,214
  5.500%, 02/01/2033                                   126,219         121,781
  5.500%, 12/01/2035                                    96,186          92,451
  5.290%, 11/25/2043                                   100,000          97,529
  6.500%, 02/25/2044                                    88,815          89,522
  6.500%, 05/25/2044                                    76,082          76,779
Government National Mortgage Association
  9.500%, 06/15/2009                                       536             558
  9.500%, 08/15/2009                                       418             435
  4.500%, 05/20/2014                                    75,158          71,934
  9.000%, 07/15/2016                                     3,794           4,061
  4.116%, 03/16/2019                                    93,171          90,022
  6.500%, 07/15/2029                                    15,464          15,700
  6.000%, 06/15/2031                                    98,279          97,641
  6.000%, 02/15/2032                                    47,196          46,887
Master Asset Securitization Trust
  5.500%, 07/25/2033                                    87,883          83,791
Morgan Stanley Dean Witter Capital I
  5.740%, 12/15/2035                                   200,000         199,355
Mortgage IT Trust
  4.250%, 02/25/2035 (d)<F63>                           81,512          78,515
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034 (Acquired 08/18/04,
  Cost $55,947) (b)<F61>                                53,309          53,603
Residential Asset Securitization Trust
  4.750%, 02/25/2019                                    92,038          86,630
Wachovia Bank Commercial Mortgage Trust
  4.445%, 11/15/2035                                   250,000         237,905
  5.230%, 07/15/2041                                   200,000         193,570
Wells Fargo Mortgage Backed Securities Trust
  4.450%, 10/25/2033                                    72,867          67,675
                                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $3,468,399)                                                  3,347,210
                                                                   -----------
U.S. GOVERNMENT AGENCY ISSUES -- 6.45% (C)<F62>
Federal Home Loan Bank
  1.600%, 04/05/2007 (d)<F63>                          150,000         146,927
  4.000%, 07/02/2015 (d)<F63>                          200,000         185,866
  4.000%, 06/19/2018 (d)<F63>                          100,000          92,668
  4.250%, 06/19/2018 (d)<F63>                          100,000          92,302
  4.000%, 06/26/2018 (d)<F63>                          150,000         138,639
  4.250%, 06/26/2018 (d)<F63>                          100,000          93,217
  4.250%, 07/17/2018 (d)<F63>                          150,000         137,762
  4.250%, 07/23/2018 (d)<F63>                          200,000         183,641
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/2012                                   300,000         300,795
New Valley Generation IV
  4.687%, 01/15/2022                                   188,282         182,435
                                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $1,580,318)                                                  1,554,252
                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 8.76%

U.S. TREASURY BOND -- 0.49%
  7.500%, 11/15/2016                                   100,000         118,281
                                                                   -----------
U.S. TREASURY INFLATION INDEX BOND -- 0.64%
  2.375%, 01/15/2025                                   160,302         156,022
                                                                   -----------
U.S. TREASURY INFLATION INDEX NOTE -- 1.63%
  3.375%, 01/15/2012                                   113,448         118,837
  3.000%, 07/15/2012                                   112,037         115,376
  1.875%, 07/15/2013                                   164,520         158,054
                                                                   -----------
                                                                       392,267
                                                                   -----------
U.S. TREASURY NOTES -- 6.00%
  3.125%, 05/15/2007                                   150,000         147,246
  2.750%, 08/15/2007                                   100,000          97,289
  4.000%, 09/30/2007                                   150,000         147,762
  2.625%, 05/15/2008                                   100,000          95,488
  4.125%, 08/15/2008                                   300,000         294,129
  3.875%, 05/15/2009                                   250,000         241,670
  3.875%, 07/15/2010                                   100,000          95,598
  4.250%, 11/15/2013                                   150,000         141,949
  4.125%, 05/15/2015                                   200,000         185,711
                                                                   -----------
                                                                     1,446,842
                                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,192,978)                                                  2,113,412
                                                                   -----------

                                                       SHARES
                                                       ------
SHORT TERM INVESTMENTS -- 3.89%

MONEY MARKET FUNDS -- 3.89%
Janus Money Market Fund                                937,796         937,796
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $937,796)                                                      937,796
                                                                   -----------
TOTAL INVESTMENTS -- 99.77%
  (Cost $20,323,496)                                                24,042,488
                                                                   -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.23%                                               54,834
                                                                   -----------
TOTAL NET ASSETS -- 100.00%                                        $24,097,322
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.
ADR - American Depository Receipt
(a)<F60>  Non-income producing.
(b)<F61> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
(c)<F62> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F63> The coupon rate shown on variable rate securities represents the rates at June 30, 2006.
(e)<F64>  Foreign issuer.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2006

COUNTRY TAX EXEMPT BOND FUND

                                                     PRINCIPAL
                                                       AMOUNT         VALUE
                                                     ---------        -----
MUNICIPAL BONDS -- 97.78%

ARIZONA -- 11.87%
Arizona State Transportation Board
  Highway Revenue Bonds
  5.000%, 07/01/2014                                  $315,000     $   333,733
Maricopa County Elementary School
  District No 3-Tempe Elementary
  Arizona Unlimited General Obligation
  5.000%, 07/01/2012                                   500,000         525,905
Maricopa County School District
  No 11-Peoria University Arizona
  Unlimited General Obligation
  5.000%, 07/01/2009                                   500,000         515,730
                                                                   -----------
                                                                     1,375,368
                                                                   -----------
CALIFORNIA -- 3.37%
California State Economic Development
  Unlimited General Obligation Series A
  5.000%, 07/01/2010                                   100,000         104,228
City Of Fresno, California Sewer
  System Revenue Bond
  6.250%, 09/01/2014                                   250,000         285,915
                                                                   -----------
                                                                       390,143
                                                                   -----------
COLORADO -- 4.54%
Arapahoe County, School District No 5 Cherry
  Creek Colorado Unlimited General Obligation
  5.500%, 12/15/2009                                   500,000         525,805
                                                                   -----------
FLORIDA -- 6.72%
Broward County, Florida, Resource
  Recovery Revenue Bond
  5.375%, 12/01/2010                                   750,000         779,550
                                                                   -----------
GEORGIA -- 5.02%
Atlanta, Georgia Airport
  Revenue Bond Series A
  5.750%, 01/01/2011                                   250,000         265,922
De Kalb County, Georgia Unlimited
  General Obligation
  5.000%, 12/01/2011                                   300,000         316,017
                                                                   -----------
                                                                       581,939
                                                                   -----------
ILLINOIS -- 11.67%
Illinois State Sales Tax Revenue Bond
  6.000%, 06/15/2012                                   500,000         542,260
Illinois State Toll Highway
  Authority Revenue Bond
  5.500%, 01/01/2013                                   250,000         269,357
Illinois State Unlimited General Obligation
  5.750%, 06/01/2012                                   255,000         271,725
Regional Transportation Authority Illinois
  Limited General Obligation
  5.750%, 06/01/2011                                   250,000         269,388
                                                                   -----------
                                                                     1,352,730
                                                                   -----------
INDIANA -- 4.80%
Indiana University Trustee Revenue
  Bond, Student Fees
  5.700%, 08/01/2010                                   550,000         556,336
                                                                   -----------
MICHIGAN -- 9.92%
Michigan State Building Authority State
  Police Commission Revenue Bond
  5.250%, 10/01/2010                                   600,000         630,582
Michigan State Hospital Financing
  Authority Ascension Health Credit
  Revenue Bond Series A
  5.000%, 11/01/2011                                   500,000         519,085
                                                                   -----------
                                                                     1,149,667
                                                                   -----------
MISSOURI -- 3.07%
Missouri State Health & Educational Facilities
  Authority Revenue Bond
  6.000%, 05/15/2007                                   350,000         356,017
                                                                   -----------
NEW JERSEY -- 0.91%
Ocean County, New Jersey Revenue Bond
  5.000%, 11/01/2014                                   100,000         106,056
                                                                   -----------
NEW YORK -- 8.04%
New York City Industrial Development
  Agency Civic Facility Revenue Bond
  5.000%, 11/15/2007                                   250,000         254,032
New York State Dorm Authority Revenue Bond
  5.500%, 03/15/2012                                   630,000         677,496
                                                                   -----------
                                                                       931,528
                                                                   -----------
NORTH CAROLINA -- 2.25%
North Carolina Eastern Municipal Power
  Agency System Revenue Bond
  7.000%, 01/01/2008                                   250,000         260,908
                                                                   -----------
TEXAS -- 17.44%
Alvarado, Texas Independent School
  District Unlimited General Obligation
  6.800%, 02/15/2010                                   420,000         459,203
Houston, Texas Utility System Revenue Bond
  5.250%, 05/15/2010                                   500,000         522,990
Klein, Texas Independent School District
  Unlimited General Obligation Bond
  4.000%, 08/01/2014                                   500,000         492,750
Plano Texas Independent School
  District General Obligation
  5.750%, 02/15/2013                                   500,000         546,290
                                                                   -----------
                                                                     2,021,233
                                                                   -----------
UTAH -- 4.53%
Iron County, Utah School District
  Unlimited General Obligation
  5.500%, 01/15/2010                                   500,000         525,355
                                                                   -----------
WISCONSIN -- 3.63%
Wisconsin State Clean Water Revenue Bond
  5.000%, 06/01/2014                                   400,000         420,340
                                                                   -----------
TOTAL MUNICIPAL BONDS
  (Cost $11,415,050)                                                11,332,975
                                                                   -----------

                                                        SHARES
                                                        ------
SHORT TERM INVESTMENTS -- 0.83%

MONEY MARKET FUNDS -- 0.83%
Vanguard Tax-Exempt Money Market Fund                   96,672          96,672
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $96,672)                                                        96,672
                                                                   -----------
TOTAL INVESTMENTS -- 98.61%
  (Cost $11,511,722)                                                11,429,647
                                                                   -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 1.39%                                              160,975
                                                                   -----------
TOTAL NET ASSETS -- 100.00%                                        $11,590,622
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2006

COUNTRY SHORT-TERM BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                     ---------        -----
ASSET BACKED SECURITIES -- 8.77%
AmeriCredit Automobile Receivables Trust
  3.480%, 05/06/2010                                $  426,054     $   421,354
Bank One Issuance Trust
  4.779%, 10/15/2009 (a)<F65>                          500,000         500,123
Capital Auto Receivables Asset Trust
  5.030%, 10/15/2009                                   550,000         544,902
Chase Funding Mortgage Loan
  4.515%, 02/25/2014                                   379,175         364,278
Countrywide Asset-Backed Certificates
  5.549%, 08/25/2021                                   600,000         595,142
  5.363%, 03/25/2030                                   400,000         395,598
  4.431%, 05/25/2032                                   566,242         558,199
New Century Home Equity Loan Trust
  3.560%, 11/25/2033                                   100,423          99,961
Residential Asset Securities Corporation
  3.250%, 12/25/2028                                   171,317         170,072
  4.767%, 10/25/2032                                   750,000         735,460
Structured Asset Securities Corporation
  5.540%, 11/25/2032                                   328,973         326,422
                                                                   -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $4,773,549)                                                  4,711,511
                                                                   -----------
CORPORATE BONDS -- 11.45%
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                                   300,000         308,174
Central Telephone Company
  7.040%, 09/21/2007                                   500,000         505,830
Chevron Phillips Chemical Company
  5.375%, 06/15/2007                                   400,000         398,160
Comcast Cable Communications, Inc.
  8.375%, 05/01/2007                                   500,000         510,522
FPL Group Capital Inc.
  4.086%, 02/16/2007                                   450,000         445,572
General Motors Acceptance Corporation
  5.625%, 05/15/2009                                   400,000         380,464
GTE South, Inc.
  6.000%, 02/15/2008                                   500,000         499,486
Marshall & Ilsley Bank
  2.900%, 08/18/2009                                   190,909         183,380
Merrill Lynch & Co., Inc.
  4.160%, 03/12/2007 (a)<F65>                        1,000,000         986,660
Rowan Companies, Inc.
  5.880%, 03/15/2012                                   845,000         849,301
U.S. Central Credit Union
  2.700%, 09/30/2009                                   318,182         302,222
U.S. Trade Funding Corp.
  4.260%, 11/15/2014 (Acquired 12/14/2004,
  Cost $295,898) (b)<F66>                              297,292         284,924
Wisconsin Bell, Inc.
  6.350%, 12/01/2026                                   500,000         500,501
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $6,308,363)                                                  6,155,196
                                                                   -----------
MORTGAGE BACKED SECURITIES -- 39.91%
Bank of America Mortgage Securities
  5.250%, 10/25/2020                                   369,984         361,717
Chase Mortgage Finance Corporation
  5.500%, 11/25/2035                                   500,000         492,317
Citicorp Mortgage Securities, Inc
  5.000%, 08/25/2020                                   365,314         354,911
Countrywide Alternative Loan Trust
  6.000%, 05/25/2033                                   560,305         550,417
Deutsche Alternative Mortgage Securities, Inc.
  5.500%, 02/25/2036                                   648,072         643,216
Deutsche Mortgage Securities, Inc.
  5.022%, 08/26/2035 (Acquired 09/22/05,
  Cost $563,718) (b)<F66>                              563,983         559,020
Federal Home Loan Bank
  4.840%, 01/25/2012                                   333,717         320,681
  4.720%, 09/20/2012                                   455,411         434,776
Federal Home Loan Mortgage Corp.
  3.247%, 11/15/2008                                   387,873         377,125
  2.478%, 05/15/2010                                   126,584         125,388
  6.000%, 11/15/2011                                    73,193          73,123
  6.900%, 03/15/2013                                    73,210          73,213
  4.500%, 05/01/2013                                   729,077         704,050
  5.500%, 10/01/2014                                   133,007         130,661
  5.000%, 03/01/2015                                   345,157         334,921
  6.500%, 03/01/2015                                   134,591         136,148
Federal National Mortgage Association
  6.500%, 03/01/2008                                    53,901          53,976
  5.000%, 03/01/2010                                   141,536         138,162
  5.000%, 03/01/2013                                   209,286         204,998
  4.500%, 04/01/2013                                   234,503         226,222
  5.000%, 04/01/2013                                   180,173         176,451
  5.000%, 05/01/2013                                   333,647         326,701
  5.500%, 06/01/2013                                   149,863         148,561
  4.500%, 09/01/2013                                   285,309         274,704
  5.500%, 10/01/2013                                   383,319         379,862
  5.000%, 02/01/2014                                   436,104         426,322
  3.500%, 02/25/2015                                   142,151         139,047
  6.000%, 06/25/2016                                   600,000         597,360
  6.500%, 05/01/2019                                   126,335         127,976
  4.544%, 01/01/2020                                   344,242         332,992
  4.224%, 05/01/2034                                   357,630         340,002
  5.290%, 11/25/2043                                   500,000         487,643
  6.500%, 02/25/2044                                   222,038         223,805
  6.500%, 05/25/2044                                   253,607         255,930
First Nationwide Trust
  6.750%, 10/21/2031                                   222,643         223,266
First Union National Bank Commercial Mortgage
  6.180%, 08/15/2033                                    99,375          99,734
GE Capital Commercial Mortgage Corporation
  5.033%, 12/10/2035                                   324,052         322,886
  4.706%, 05/10/2043                                   500,000         483,109
GMAC Commercial Mortgage Securities Inc.
  6.650%, 09/15/2035                                   342,356         345,438
Government National Mortgage Association
  4.104%, 03/16/2018                                   747,173         724,852
  4.116%, 03/16/2019                                   465,856         450,107
  4.031%, 01/16/2021                                   662,129         638,248
  4.130%, 02/16/2027                                   699,775         677,695
  3.727%, 03/16/2027                                   497,731         473,935
GS Mortgage Securities Corporation II
  6.620%, 10/18/2030                                   220,773         223,685
LB-UBS Commercial Mortgage Trust
  6.058%, 06/15/2020                                   202,142         203,711
Master Adjustable Rate Mortgages Trust
  3.818%, 04/21/2034                                   390,382         378,779
Master Alternative Loan Trust
  5.000%, 06/25/2015                                   419,051         409,561
Merrill Lynch Mortgage Investors, Inc.
  5.880%, 12/15/2030                                   700,000         702,450
Mortgage IT Trust
  4.250%, 02/25/2035 (a)<F65>                          366,802         353,318
Nomura Asset Acceptance Corporation
  6.500%, 10/25/2034 (Acquired 08/18/04,
  Cost $307,709) (b)<F66>                              293,202         294,817
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/2036                                   126,615         124,854
  6.168%, 11/13/2036                                   862,207         865,681
Small Business Administration
  Participation Certificates
  3.530%, 05/01/2013                                   354,280         331,884
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/2035                                   266,360         257,687
Washington Mutual
  4.138%, 01/25/2033                                   349,553         344,114
  3.177%, 09/25/2033                                   271,557         268,966
  4.846%, 10/25/2035                                   445,396         437,254
Wells Fargo Mortgage Backed Securities Trust
  5.500%, 09/25/2033                                   400,000         396,937
  4.450%, 10/25/2033                                   418,985         389,132
  5.609%, 06/25/2036                                   500,000         495,000
                                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $22,041,570)                                                21,449,498
                                                                   -----------
U.S. GOVERNMENT AGENCY ISSUES -- 15.30% (C)<F67>
Federal Home Loan Bank
  5.000%, 03/20/2007                                   500,000         498,046
  1.600%, 04/05/2007 (a)<F65>                          700,000         685,658
  5.125%, 06/18/2008 (a)<F65>                        1,750,000       1,738,824
  3.250%, 07/28/2009 (a)<F65>                          600,000         591,467
  3.500%, 11/27/2009 (a)<F65>                        1,000,000         974,133
  3.500%, 01/30/2014 (a)<F65>                          700,000         691,643
  4.000%, 02/27/2014 (a)<F65>                          700,000         687,051
Federal Home Loan Mortgage Corp.
  2.375%, 02/15/2007                                   500,000         490,448
  4.875%, 02/17/2009                                 1,000,000         986,845
  5.500%, 03/01/2009                                    85,873          84,992
Federal National Mortgage Association
  3.125%, 07/15/2006                                   500,000         499,990
Overseas Private Investment Company
  3.420%, 01/15/2015                                   318,938         290,591
                                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $8,280,786)                                                  8,219,688
                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 7.94%

U.S. TREASURY INFLATION INDEX NOTE -- 1.68%
  0.875%, 04/15/2010                                   956,997         902,735
                                                                   -----------
U.S. TREASURY NOTES -- 6.26%
  2.375%, 08/31/2006                                 2,000,000       1,991,484
  3.375%, 02/28/2007                                   750,000         740,713
  4.125%, 08/15/2008                                   400,000         392,172
  3.125%, 09/15/2008                                   250,000         239,551
                                                                   -----------
                                                                     3,363,920
                                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,304,613)                                                  4,266,655
                                                                   -----------
SHORT TERM INVESTMENTS -- 16.23%

COMMERCIAL PAPER -- 5.57%
GE Capital
  5.250%, 07/28/2006                                 2,000,000       1,992,125
LaSalle Bank Corporation
  5.120%, 07/03/2006                                 1,000,000         999,715
                                                                   -----------
                                                                     2,991,840
                                                                   -----------

                                                      SHARES
                                                      ------
MONEY MARKET FUNDS -- 7.42%
Janus Money Market Fund                              1,915,498       1,915,498
Phoenix Insight Money Market Fund                    2,070,873       2,070,873
                                                                   -----------
                                                                     3,986,371
                                                                   -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.24% (C)<F67>
Federal Home Loan Mortgage Corp.
  4.780%, 07/24/2006                                 1,750,000       1,744,656
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $8,722,867)                                                  8,722,867
                                                                   -----------
TOTAL INVESTMENTS -- 99.60%
  (Cost $54,431,748)                                                53,525,415
                                                                   -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.40%                                              212,778
                                                                   -----------
TOTAL NET ASSETS -- 100.00%                                        $53,738,193
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.
(a)<F65> The coupon rate shown on variable rate securities represents the rates at June 30, 2006.
(b)<F66> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
(c)<F67> The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2006

COUNTRY BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT           VALUE
                                                     ---------         -----
ASSET BACKED SECURITIES -- 3.47%
California Infrastructure PG&E-1
  6.420%, 09/25/2008                                $   44,841     $    44,942
Citibank Credit Card Issuance Trust
  4.150%, 07/07/2017                                   200,000         179,195
Countrywide Asset-Backed Certificates
  5.549%, 08/25/2021                                   600,000         595,143
Federal Home Loan Mortgage Corp.
  6.400%, 09/25/2028                                   424,689         434,081
Green Tree Financial Corporation
  6.870%, 01/15/2029                                    85,557          86,256
PG&E Energy Recovery Funding LLC
  4.470%, 12/25/2014                                   400,000         375,534
Residential Asset Securities Corporation
  4.767%, 10/25/2032                                   500,000         490,307
                                                                   -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,234,187)                                                  2,205,458
                                                                   -----------
CORPORATE BONDS -- 16.58%
American General Finance Corporation
  5.750%, 03/15/2007                                   400,000         400,338
American Honda Finance Corporation
  4.500%, 05/26/2009 (Acquired 05/18/2004,
  Cost $299,361) (a)<F68>                              300,000         290,452
ASIF Global Financing XIX
  4.900%, 01/17/2013 (Acquired 01/10/2003,
  Cost $249,218) (a)<F68>                              250,000         236,916
Baltimore Gas and Electric Company
  6.730%, 06/12/2012                                   350,000         359,537
Bank of America Corporation
  6.975%, 03/07/2037                                   250,000         270,057
Canadian National Railway Company
  6.450%, 07/15/2036 (d)<F71>                          400,000         400,307
Central Illinois Public Service Co.
  7.610%, 06/01/2017                                   300,000         306,048
Citicorp
  7.200%, 06/15/2007                                   250,000         253,001
CSX Corporation
  6.420%, 06/15/2010                                   250,000         255,476
CSX Transportation, Inc
  6.500%, 04/15/2014                                   600,000         618,979
Daimler-Chrysler NA Holding Co.
  4.750%, 01/15/2008                                   250,000         245,912
FedEx Corp.
  6.720%, 07/15/2023                                   319,540         332,204
Florida Power Corporation
  4.800%, 03/01/2013                                   300,000         281,893
Ford Motor Credit Company
  7.200%, 06/15/2007                                   300,000         297,789
General Electric Capital Corporation
  6.500%, 11/01/2006                                   300,000         300,821
  3.000%, 06/27/2018 (b)<F69>                          856,000         749,567
General Electric Company
  5.000%, 02/01/2013                                   300,000         287,352
GTE South, Inc.
  6.125%, 06/15/2007                                   200,000         200,193
  6.000%, 02/15/2008                                   400,000         399,589
Halliburton Company
  6.750%, 02/01/2027                                   100,000         104,411
Madison Gas & Electric
  6.020%, 09/15/2008                                   300,000         301,846
Merck & Co. Inc.
  5.760%, 05/03/2037                                   200,000         199,885
Perforadora Centrale
  5.240%, 12/15/2018 (d)<F71>                          333,348         326,567
Province of Ontario
  5.500%, 10/01/2008 (d)<F71>                          400,000         399,946
Shell International Finance
  5.625%, 06/27/2011 (d)<F71>                          500,000         500,098
Suntrust Capital II
  7.900%, 06/15/2027                                   200,000         210,656
Union Pacific Railroad Company
  6.630%, 01/27/2022                                   390,820         408,456
Vessel Management Services Inc.
  4.960%, 11/15/2027                                   344,000         321,987
Viacom, Inc.
  5.750%, 04/30/2011 (Acquired 04/05/2006,
  Cost $496,980) (a)<F68>                              500,000         491,109
Wisconsin Bell, Inc.
  6.350%, 12/01/2026                                   800,000         800,801
                                                                   -----------
TOTAL CORPORATE BONDS
  (Cost $10,655,478)                                                10,552,193
                                                                   -----------
MORTGAGE BACKED SECURITIES -- 31.45%
Bank of America Mortgage Securities
  5.250%, 10/25/2020                                   462,481         452,146
Citicorp Mortgage Securities, Inc
  5.000%, 08/25/2020                                   273,986         266,183
Federal Home Loan Bank
  4.840%, 01/25/2012                                   333,717         320,681
Federal Home Loan Mortgage Corp.
  7.000%, 03/01/2012                                   164,462         167,794
  5.125%, 12/15/2013                                   441,680         432,497
  6.500%, 03/01/2015                                   134,591         136,148
  5.000%, 11/15/2018                                   600,000         569,207
  5.750%, 12/15/2018                                   592,265         585,727
  5.000%, 10/01/2020                                   520,163         500,805
  6.500%, 10/01/2029                                   244,421         247,066
  5.000%, 10/15/2031                                   400,000         377,849
Federal National Mortgage Association
  3.500%, 09/01/2013                                   619,495         578,601
  5.000%, 02/01/2014                                   523,324         511,586
  4.500%, 06/25/2018                                 1,250,000       1,146,800
  5.500%, 09/01/2025                                   604,399         586,389
  5.500%, 02/01/2033                                   315,547         304,452
  5.500%, 12/01/2035                                   529,023         508,482
  5.290%, 11/25/2043                                   500,000         487,643
  6.500%, 02/25/2044                                   222,038         223,805
  6.500%, 05/25/2044                                   253,607         255,930
GE Capital Commercial Mortgage Corporation
  4.706%, 05/10/2043                                   500,000         483,109
Government National Mortgage Association
  4.500%, 05/20/2014                                   300,630         287,736
  4.104%, 03/16/2018                                   448,304         434,911
  4.116%, 03/16/2019                                   465,856         450,107
  4.031%, 01/16/2021                                   567,539         547,069
  6.500%, 04/15/2026                                   151,571         153,855
  8.000%, 07/15/2026                                    57,761          61,346
  3.727%, 03/16/2027                                   497,731         473,935
  6.500%, 07/15/2029                                    87,685          89,023
  7.500%, 11/15/2029                                    86,415          90,378
  6.000%, 06/15/2031                                   786,132         781,033
  6.000%, 02/15/2032                                   110,124         109,404
  5.000%, 01/15/2033                                 1,308,015       1,239,168
  4.920%, 05/16/2034                                   600,000         566,622
Heller Financial Commercial Mortgage
  7.750%, 01/15/2034                                   400,000         420,831
JP Morgan Commercial
  Mortgage Finance Corp.
  7.088%, 09/15/2029                                   147,827         148,708
  5.050%, 12/12/2034                                   300,000         288,194
Mortgage IT Trust
  4.250%, 02/25/2035 (b)<F69>                          366,802         353,318
Nomura Asset Acceptance Corporation
  6.500%, 03/25/2034 (Acquired 01/20/04,
  Cost $145,723) (a)<F68>                              137,426         138,492
  6.500%, 10/25/2034 (Acquired 08/18/04,
  Cost $223,788) (a)<F68>                              213,237         214,413
Residential Asset Securitization Trust
  4.750%, 02/25/2019                                   490,867         462,029
Small Business Administration
  Participation Certificates
  5.080%, 11/01/2022                                   481,459         464,335
  4.640%, 05/01/2023                                   562,721         527,040
  5.570%, 03/01/2026                                   400,000         393,161
Vendee Mortgage Trust
  5.750%, 11/15/2032                                   200,000         193,920
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/2035                                   372,905         360,762
  5.230%, 07/15/2041                                   250,000         241,962
Wells Fargo Mortgage Backed Securities Trust
  4.450%, 10/25/2033                                   418,985         389,132
  5.609%, 06/25/2036                                 1,000,000         990,000
                                                                   -----------
TOTAL MORTGAGE BACKED SECURITIES
  (Cost $20,585,962)                                                20,013,784
                                                                   -----------
MUNICIPAL BONDS -- 0.75%
Kentucky State Property & Buildings
  Community Revenue Bond
  5.100%, 10/01/2015                                   500,000         475,780
                                                                   -----------
TOTAL MUNICIPAL BONDS
  (Cost $501,814)                                                      475,780
                                                                   -----------
U.S. GOVERNMENT AGENCY ISSUES -- 15.50% (C)<F70>
Federal Farm Credit Bank
  6.690%, 09/08/2010                                   500,000         522,398
Federal Home Loan Bank
  3.250%, 07/28/2009 (b)<F69>                          400,000         394,312
  3.500%, 11/27/2009 (b)<F69>                          500,000         487,066
  3.500%, 07/15/2011 (b)<F69>                          150,000         141,885
  3.000%, 06/19/2013 (b)<F69>                          100,000          95,167
  3.000%, 07/09/2013 (b)<F69>                          250,000         233,504
  4.000%, 07/23/2013 (b)<F69>                          385,000         371,365
  3.500%, 01/30/2014 (b)<F69>                          300,000         296,418
  4.000%, 03/17/2014 (b)<F69>                          150,000         145,394
  4.000%, 07/02/2015 (b)<F69>                        1,100,000       1,022,263
  4.000%, 12/30/2015 (b)<F69>                          200,000         183,413
  4.000%, 03/30/2016 (b)<F69>                          150,000         141,905
  4.000%, 04/22/2016 (b)<F69>                          340,000         320,807
  4.500%, 06/05/2018 (b)<F69>                          200,000         186,212
  4.250%, 06/12/2018 (b)<F69>                          600,000         559,573
  4.000%, 06/19/2018 (b)<F69>                          300,000         278,003
  4.250%, 06/19/2018 (b)<F69>                          300,000         276,906
  4.000%, 06/26/2018 (b)<F69>                          425,000         392,810
  4.000%, 06/26/2018 (b)<F69>                          350,000         325,122
  4.250%, 06/26/2018 (b)<F69>                          600,000         559,303
  4.000%, 07/09/2018 (b)<F69>                          200,000         182,521
  4.250%, 07/17/2018 (b)<F69>                          650,000         596,970
  4.500%, 07/23/2018 (b)<F69>                          200,000         186,532
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/2012                                   800,000         802,119
Federal National Mortgage Association
  3.125%, 07/15/2006                                   300,000         299,994
  4.750%, 02/21/2013                                   300,000         287,512
New Valley Generation IV
  4.687%, 01/15/2022                                   329,494         319,262
Private Export Funding
  5.685%, 05/15/2012                                   250,000         252,025
                                                                   -----------
TOTAL U.S. GOVERNMENT AGENCY ISSUES
  (Cost $9,982,380)                                                  9,860,761
                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 24.14%

U.S. TREASURY BOND -- 2.96%
  5.375%, 02/15/2031                                 1,850,000       1,881,942
                                                                   -----------
U.S. TREASURY INFLATION INDEX BOND -- 1.79%
  2.375%, 01/15/2025                                 1,175,548       1,144,161
                                                                   -----------
U.S. TREASURY INFLATION INDEX NOTES -- 3.25%
  3.000%, 07/15/2012                                 1,344,444       1,384,508
  1.875%, 07/15/2013                                   329,040         316,109
  2.000%, 01/15/2014                                   381,574         368,295
                                                                   -----------
                                                                     2,068,912
                                                                   -----------
U.S. TREASURY NOTES -- 16.14%
  4.000%, 09/30/2007                                   800,000         788,062
  4.250%, 11/30/2007                                   500,000         493,399
  3.375%, 02/15/2008                                   500,000         485,976
  4.625%, 03/31/2008                                 1,000,000         990,547
  4.125%, 08/15/2008                                   400,000         392,172
  4.375%, 11/15/2008                                   400,000         393,156
  4.875%, 05/15/2009                                 1,000,000         993,203
  3.500%, 02/15/2010                                   500,000         473,554
  4.000%, 03/15/2010                                   300,000         288,879
  3.875%, 07/15/2010                                   500,000         477,989
  4.250%, 10/15/2010                                   400,000         387,125
  4.500%, 11/15/2010                                   800,000         781,438
  4.750%, 03/31/2011                                 1,000,000         984,961
  4.250%, 11/15/2014                                   300,000         282,141
  4.000%, 02/15/2015                                   200,000         184,297
  4.125%, 05/15/2015                                 1,100,000       1,021,410
  4.250%, 08/15/2015                                   400,000         374,266
  4.500%, 11/15/2015                                   500,000         476,250
                                                                   -----------
                                                                    10,268,825
                                                                   -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $15,910,603)                                                15,363,840
                                                                   -----------
SHORT TERM INVESTMENTS -- 7.16%

MONEY MARKET FUNDS -- 7.16%
Federated Prime Obligations Fund                     1,617,263       1,617,263
Janus Money Market Fund                              2,500,000       2,500,000
Phoenix Insight Money Market Fund                      438,382         438,382
                                                                   -----------
                                                                     4,555,645
                                                                   -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $4,555,645)                                                  4,555,645
                                                                   -----------
TOTAL INVESTMENTS -- 99.05%
  (Cost $64,426,069)                                                63,027,461
                                                                   -----------
OTHER ASSETS IN EXCESS
  OF LIABILITIES -- 0.95%                                              602,278
                                                                   -----------
TOTAL NET ASSETS -- 100.00%                                        $63,629,739
                                                                   -----------
                                                                   -----------

Percentages are stated as a percent of net assets.
(a)<F68> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.
(b)<F69> The coupon rate shown on variable rate securities represents the rates at June 30, 2006.
(c)<F70> The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.
(d)<F71>  Foreign issuer.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2006

                                                       COUNTRY          COUNTRY         COUNTRY         COUNTRY         COUNTRY
                                                        GROWTH         BALANCED       TAX EXEMPT       SHORT-TERM         BOND
                                                         FUND            FUND          BOND FUND       BOND FUND          FUND
                                                      ----------      ----------      ----------       ----------      ----------
ASSETS:
   Investments in securities:
       At cost                                       $156,710,739     $20,323,496     $11,511,722     $54,431,748      $64,426,069
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
       At value                                      $211,484,376     $24,042,488     $11,429,647     $53,525,415      $63,027,461
   Cash                                                    17,425           2,536             200          10,824        1,014,027
   Receivable for capital stock sold                       46,830           3,536             500           2,118           88,174
   Dividends receivable                                   216,771          14,561              --              --               --
   Interest receivable                                     35,009          73,098         167,832         315,312          557,073
   Prepaid expenses and other assets                        9,526           5,253           4,947           5,779            6,346
                                                     ------------     -----------     -----------     -----------      -----------
       Total assets                                   211,809,937      24,141,472      11,603,126      53,859,448       64,693,081
                                                     ------------     -----------     -----------     -----------      -----------
LIABILITIES:
   Payable for capital stock redeemed                   1,306,439           6,580              --          64,238            3,699
   Payable for securities purchased                            --              --              --              --          995,579
   Payable to Advisor                                     128,576          14,790           1,884          19,998           20,841
   Accrued expenses and other liabilities                 149,059          22,780          10,620          37,019           43,223
                                                     ------------     -----------     -----------     -----------      -----------
       Total liabilities                                1,584,074          44,150          12,504         121,255        1,063,342
                                                     ------------     -----------     -----------     -----------      -----------
NET ASSETS                                           $210,225,863     $24,097,322     $11,590,622     $53,738,193      $63,629,739
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
NET ASSETS CONSIST OF:
   Paid in capital                                    149,157,054      19,427,043      11,662,869      54,882,094       65,042,555
   Undistributed net investment income                  1,315,037           6,826           3,021          24,729           48,956
   Accumulated net realized
     gain (loss) on investments                         4,980,135         944,461           6,807        (262,297)         (63,164)
   Net unrealized appreciation (depreciation)
     on investments                                    54,773,637       3,718,992         (82,075)       (906,333)      (1,398,608)
                                                     ------------     -----------     -----------     -----------      -----------
       Total -- representing net assets
         applicable to outstanding capital stock     $210,225,863     $24,097,322     $11,590,622     $53,738,193      $63,629,739
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
CLASS Y:
   Net assets                                        $197,245,328     $19,401,126     $11,393,770     $51,547,870      $60,150,684
   Shares outstanding                                   8,165,023       1,258,473       1,374,097       5,204,937        6,112,788
   Net asset value, redemption price
     and offering price per share                    $      24.16     $     15.42     $      8.29     $      9.90      $      9.84
CLASS A:
   Net assets                                        $ 12,980,535     $ 4,696,196     $   196,852     $ 2,190,323      $ 3,479,055
   Shares outstanding                                     536,910         303,657          23,613         219,903          350,785
   Net asset value and redemption price per share    $      24.18     $     15.47     $      8.34     $      9.96      $      9.92
   Maximum offering price per share                  $      25.59     $     16.37     $      8.71     $     10.22      $     10.36

                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended June 30, 2006

                                                       COUNTRY          COUNTRY          COUNTRY        COUNTRY         COUNTRY
                                                        GROWTH         BALANCED         TAX EXEMPT     SHORT-TERM         BOND
                                                         FUND            FUND           BOND FUND      BOND FUND          FUND
                                                      ----------      ----------        ----------     ----------      ----------
INVESTMENT INCOME:
   Dividends*<F72>                                    $ 3,519,557      $  288,194       $      --      $       --      $        --
   Interest                                             1,331,680         473,146         514,892       2,250,204        2,825,216
                                                      -----------      ----------       ---------      ----------      -----------
       Total investment income                          4,851,237         761,340         514,892       2,250,204        2,825,216
                                                      -----------      ----------       ---------      ----------      -----------
EXPENSES:
   12b-1 fees                                             199,630          30,697          22,262          16,507           20,980
   Investment advisory fees (Note F)                    1,597,732         186,613          64,963         266,152          415,658
   Transfer agent fees                                    194,966          22,732          11,908          48,548           49,624
   Professional fees                                      120,350          14,414           7,682          30,584           32,722
   Printing                                                99,689          18,998           4,669          20,788           23,299
   Custody fees                                            33,634           4,450           3,349           8,883            6,264
   Trustee's fees                                          10,665           1,301             730           2,613            2,613
   Administration fees                                    219,303          25,597          13,232          55,212           56,696
   Accounting fees                                        133,023          29,141          13,867          44,455           49,045
   Insurance                                               24,333           3,047           1,725           6,213            6,113
   Registration fees                                       20,291           9,885           8,835          10,264           11,347
   Other expense                                              365             100              --           2,655            2,655
                                                      -----------      ----------       ---------      ----------      -----------
       Total expenses                                   2,653,981         346,975         153,222         512,874          677,016
   Less: Expenses waived (Note F)                         (33,634)         (4,450)        (42,785)        (60,416)        (205,923)
                                                      -----------      ----------       ---------      ----------      -----------
       Net expenses                                     2,620,347         342,525         110,437         452,458          471,093
                                                      -----------      ----------       ---------      ----------      -----------
NET INVESTMENT INCOME                                   2,230,890         418,815         404,455       1,797,746        2,354,123
                                                      -----------      ----------       ---------      ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments              8,932,939       1,280,617          24,175         (16,856)         (23,262)
   Net change in unrealized
     appreciation / depreciation
     on investments                                     1,424,639        (772,456)       (455,360)       (767,795)      (2,677,336)
                                                      -----------      ----------       ---------      ----------      -----------
   Net realized and unrealized
     gain (loss) on investments                        10,357,578         508,161        (431,185)       (784,651)      (2,700,598)
                                                      -----------      ----------       ---------      ----------      -----------
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                           $12,588,468      $  926,976       $ (26,730)     $1,013,095      $  (346,475)
                                                      -----------      ----------       ---------      ----------      -----------
                                                      -----------      ----------       ---------      ----------      -----------
*<F72>  Net of foreign taxes withheld of              $    18,698      $      141       $      --      $       --      $        --
                                                      -----------      ----------       ---------      ----------      -----------
                                                      -----------      ----------       ---------      ----------      -----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         COUNTRY GROWTH FUND              COUNTRY BALANCED FUND
                                                                     ---------------------------       ---------------------------
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                      06/30/06         06/30/05         06/30/06         06/30/05
                                                                     ----------       ----------       ----------       ----------
OPERATIONS:
   Net investment income                                            $  2,230,890     $  1,744,555     $   418,815      $   423,968
   Net realized gain on investments                                    8,932,939        2,196,828       1,280,617           97,356
   Net change in unrealized appreciation / depreciation
     on investments                                                    1,424,639        7,519,157        (772,456)         911,455
                                                                    ------------     ------------     -----------      -----------
   Net increase in net assets resulting from operations               12,588,468       11,460,540         926,976        1,432,779
                                                                    ------------     ------------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                              (1,614,629)      (1,700,260)       (346,749)        (378,666)
   Net realized gains on investments                                  (4,133,449)              --        (191,369)        (220,858)
                                                                    ------------     ------------     -----------      -----------
   Total distributions -- Class Y                                     (5,748,078)      (1,700,260)       (538,118)        (599,524)
                                                                    ------------     ------------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                 (87,173)         (66,363)        (77,177)         (59,550)
   Net realized gains on investments                                    (234,170)              --         (43,156)         (32,578)
                                                                    ------------     ------------     -----------      -----------
   Total distributions -- Class A                                       (321,343)         (66,363)       (120,333)         (92,128)
                                                                    ------------     ------------     -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                           3,158,465        9,379,440      (1,480,365)       1,347,827
                                                                    ------------     ------------     -----------      -----------
   Total increase (decrease) in net assets                             9,677,512       19,073,357      (1,211,840)       2,088,954

NET ASSETS:
   Beginning of period                                               200,548,351      181,474,994      25,309,162       23,220,208
                                                                    ------------     ------------     -----------      -----------
   End of period*<F73>                                              $210,225,863     $200,548,351     $24,097,322      $25,309,162
                                                                    ------------     ------------     -----------      -----------
                                                                    ------------     ------------     -----------      -----------
*<F73>  Including undistributed net investment income of            $  1,315,037     $    785,949     $     6,826      $     5,336
                                                                    ------------     ------------     -----------      -----------
                                                                    ------------     ------------     -----------      -----------

                                                                     COUNTRY TAX EXEMPT BOND FUND
                                                                     ----------------------------
                                                                     YEAR ENDED       YEAR ENDED
                                                                      06/30/06         06/30/05
                                                                     ----------       ----------
OPERATIONS:
   Net investment income                                             $   404,455      $   451,454
   Net realized gain on investments                                       24,175           62,035
   Net change in unrealized appreciation / depreciation
     on investments                                                     (455,360)         (52,121)
                                                                     -----------      -----------
   Net increase (decrease) in net assets
     resulting from operations                                           (26,730)         461,368
                                                                     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                                (398,566)        (449,047)
   Net realized gains on investments                                     (78,136)         (70,388)
                                                                     -----------      -----------
   Total distributions -- Class Y                                       (476,702)        (519,435)
                                                                     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                  (6,388)          (5,165)
   Net realized gains on investments                                      (1,273)            (843)
                                                                     -----------      -----------
   Total distributions -- Class A                                         (7,661)          (6,008)
                                                                     -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                          (1,829,799)        (439,131)
                                                                     -----------      -----------
   Total decrease in net assets                                       (2,340,892)        (503,206)

NET ASSETS:
   Beginning of period                                                13,931,514       14,434,720
                                                                     -----------      -----------
   End of period*<F74>                                               $11,590,622      $13,931,514
                                                                     -----------      -----------
                                                                     -----------      -----------
*<F74>  Including undistributed net investment income of             $     3,021      $     3,520
                                                                     -----------      -----------
                                                                     -----------      -----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     COUNTRY SHORT-TERM BOND FUND           COUNTRY BOND FUND
                                                                     ----------------------------      ---------------------------
                                                                     YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                      06/30/06         06/30/05         06/30/06         06/30/05
                                                                     ----------       ----------       ----------       ----------
OPERATIONS:
   Net investment income                                             $ 1,797,746      $ 1,242,442     $ 2,354,123      $ 1,843,920
   Net realized gain (loss) on investments                               (16,856)         (23,355)        (23,262)         223,985
   Net change in unrealized appreciation / depreciation
     on investments                                                     (767,795)        (179,277)     (2,677,336)         454,150
                                                                     -----------      -----------     -----------      -----------
   Net increase (decrease) in net assets
     resulting from operations                                         1,013,095        1,039,810        (346,475)       2,522,055
                                                                     -----------      -----------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS Y (NOTE B):
   Net investment income                                              (1,790,605)      (1,296,397)     (2,207,477)      (1,768,080)
   Net realized gains on investments                                          --               --         (49,130)        (395,165)
                                                                     -----------      -----------     -----------      -----------
   Total distributions- Class Y                                       (1,790,605)      (1,296,397)     (2,256,607)      (2,163,245)
                                                                     -----------      -----------     -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM CLASS A (NOTE B):
   Net investment income                                                 (71,057)         (49,797)       (131,817)         (96,786)
   Net realized gains on investments                                          --               --          (2,926)         (21,076)
                                                                     -----------      -----------     -----------      -----------
   Total distributions -- Class A                                        (71,057)         (49,797)       (134,743)        (117,862)
                                                                     -----------      -----------     -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                           2,886,558       11,222,954      15,397,172        8,923,977
                                                                     -----------      -----------     -----------      -----------
   Total increase in net assets                                        2,037,991       10,916,570      12,659,347        9,164,925

NET ASSETS:
   Beginning of period                                                51,700,202       40,783,632      50,970,392       41,805,467
                                                                     -----------      -----------     -----------      -----------
   End of period*<F75>                                               $53,738,193      $51,700,202     $63,629,739      $50,970,392
                                                                     -----------      -----------     -----------      -----------
                                                                     -----------      -----------     -----------      -----------
*<F75>  Including undistributed net investment income of             $    24,729      $    12,494     $    48,956      $    15,993
                                                                     -----------      -----------     -----------      -----------
                                                                     -----------      -----------     -----------      -----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                COUNTRY GROWTH FUND
                                                        ------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                        ------------------------------------------------------------------
                                                         2006           2005           2004           2003           2002
                                                        ------         ------         ------         ------         ------
CLASS Y SHARES
Net asset value, beginning of year                     $  23.44       $  22.28       $  19.24       $  19.48       $  22.58
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.26           0.21           0.14           0.14           0.12
   Net realized and unrealized gains (losses)              1.16           1.17           3.03          (0.26)         (3.06)
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    1.42           1.38           3.17          (0.12)         (2.94)
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.20)         (0.22)         (0.13)         (0.12)         (0.13)
   Distributions from capital gains                       (0.50)            --             --             --          (0.03)
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.70)         (0.22)         (0.13)         (0.12)         (0.16)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $  24.16       $  23.44       $  22.28       $  19.24       $  19.48
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                    6.10%          6.23%         16.54%         (0.58)%       (13.10)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                $197,245       $190,955       $175,300       $150,560       $157,630
   Ratio of expenses to average net assets:
       Before expense waiver                               1.25%          1.25%          1.25%          1.16%          1.06%
       After expense waiver                                1.23%          1.24%          1.24%          1.14%          1.04%
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               1.03%          0.92%          0.64%          0.78%          0.54%
       After expense waiver                                1.05%          0.93%          0.65%          0.80%          0.56%
   Portfolio turnover rate(2)<F77>                        18.82%         14.57%         12.41%          9.94%         17.24%

                                                                               COUNTRY GROWTH FUND
                                                    -------------------------------------------------------------------------
                                                                                                                  MARCH 1,
                                                                                                                2002(1)<F76>
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                    JUNE 30, 2006  JUNE 30, 2005  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002
                                                    -------------  -------------  -------------  -------------  -------------
CLASS A SHARES
Net asset value, beginning of period                   $  23.46       $  22.30       $  19.26       $  19.47       $  21.59
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.25           0.23           0.14           0.14(3)<F78>   0.01
   Net realized and unrealized gains (losses)              1.17           1.15           3.03          (0.23)         (2.13)
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    1.42           1.38           3.17          (0.09)         (2.12)
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.20)         (0.22)         (0.13)         (0.12)            --
   Distributions from capital gains                       (0.50)            --             --             --             --
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.70)         (0.22)         (0.13)         (0.12)            --
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $  24.18       $  23.46       $  22.30       $  19.26       $  19.47
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(4)<F79>                            6.10%          6.22%         16.52%         (0.42)%        (9.82)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                 $12,981         $9,594         $6,175         $2,375           $819
   Ratio of expenses to average net assets:
       Before expense waiver                               1.25%          1.25%          1.25%          1.16%          1.06%*<F80>
       After expense waiver                                1.23%          1.24%          1.24%          1.14%          1.04%*<F80>
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               1.03%          0.92%          0.64%          0.78%          0.54%*<F80>
       After expense waiver                                1.05%          0.93%          0.65%          0.80%          0.56%*<F80>
   Portfolio turnover rate(2)<F77>                        18.82%         14.57%         12.41%          9.94%         17.24%

(1)<F76>   Class A inception date.
(2)<F77>   Calculated on the basis of the Fund as a whole without
           distinguishing between the classes of shares issued.
(3)<F78> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)<F79>   Total investment return does not reflect sales load.
  *<F80>   Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                               COUNTRY BALANCED FUND
                                                        ------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                        ------------------------------------------------------------------
                                                         2006           2005           2004           2003           2002
                                                        ------         ------         ------         ------         ------
CLASS Y SHARES
Net asset value, beginning of year                     $  15.25       $  14.80       $  13.77       $  13.50       $  15.00
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.26           0.26           0.24           0.24           0.25
   Net realized and unrealized gains (losses)              0.32           0.62           1.06           0.28          (1.47)
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    0.58           0.88           1.30           0.52          (1.22)
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.26)         (0.27)         (0.23)         (0.25)         (0.24)
   Distributions from capital gains                       (0.15)         (0.16)         (0.04)            --          (0.04)
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.41)         (0.43)         (0.27)         (0.25)         (0.28)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $  15.42       $  15.25       $  14.80       $  13.77       $  13.50
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                    3.78%          6.04%          9.56%          3.98%         (8.23)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                 $19,401        $21,238        $20,603        $19,128        $19,596
   Ratio of expenses to average net assets:
       Before expense waiver                               1.40%          1.37%          1.26%          1.47%          1.41%
       After expense waiver                                1.38%          1.35%          1.24%          1.45%          1.39%
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               1.66%          1.73%          1.61%          1.85%          1.72%
       After expense waiver                                1.68%          1.75%          1.63%          1.87%          1.74%
   Portfolio turnover rate(2)<F82>                        17.51%         16.66%         32.37%         19.91%         16.75%

                                                                              COUNTRY BALANCED FUND
                                                    ------------------------------------------------------------------------
                                                                                                                  MARCH 1,
                                                                                                                2002(1)<F81>
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                    JUNE 30, 2006  JUNE 30, 2005  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002
                                                    -------------  -------------  -------------  -------------  -------------
CLASS A SHARES
Net asset value, beginning of period                   $  15.30       $  14.84       $  13.81       $  13.54       $  14.59
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.26           0.26           0.24           0.25           0.05
   Net realized and unrealized gains (losses)              0.32           0.63           1.06           0.27          (1.05)
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    0.58           0.89           1.30           0.52          (1.00)
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.26)         (0.27)         (0.23)         (0.25)         (0.05)
   Distributions from capital gains                       (0.15)         (0.16)         (0.04)            --             --
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.41)         (0.43)         (0.27)         (0.25)         (0.05)
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $  15.47       $  15.30       $  14.84       $  13.81       $  13.54
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(3)<F83>                            3.76%          6.09%          9.53%          3.97%         (6.84)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $4,696         $4,071         $2,617         $1,006           $310
   Ratio of expenses to average net assets:
       Before expense waiver                               1.40%          1.37%          1.26%          1.47%          1.41%*<F84>
       After expense waiver                                1.38%          1.35%          1.24%          1.45%          1.39%*<F84>
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               1.66%          1.73%          1.61%          1.85%          1.72%*<F84>
       After expense waiver                                1.68%          1.75%          1.63%          1.87%          1.74%*<F84>
   Portfolio turnover rate(2)<F82>                        17.51%         16.66%         32.37%         19.91%         16.75%

(1)<F81>   Class A inception date.
(2)<F82>   Calculated on the basis of the Fund as a whole without
           distinguishing between the classes of shares issued.
(3)<F83>   Total investment return does not reflect sales load.
  *<F84>   Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                           COUNTRY TAX EXEMPT BOND FUND
                                                        ------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                        ------------------------------------------------------------------
                                                         2006           2005           2004           2003           2002
                                                        ------         ------         ------         ------         ------
CLASS Y SHARES
Net asset value, beginning of year                     $   8.63       $   8.66       $   9.07       $   8.87       $   8.74
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.27           0.27           0.27           0.23           0.30
   Net realized and unrealized gains (losses)             (0.29)          0.02          (0.31)          0.30           0.18
                                                       --------       --------       --------       --------       --------
       Total from investment operations                   (0.02)          0.29          (0.04)          0.53           0.48
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.27)         (0.28)         (0.27)         (0.23)         (0.30)
   Distributions from capital gains                       (0.05)         (0.04)         (0.10)         (0.10)         (0.05)
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.32)         (0.32)         (0.37)         (0.33)         (0.35)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $   8.29       $   8.63       $   8.66       $   9.07       $   8.87
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                   (0.29)%         3.37%         (0.44)%         6.07%          5.54%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                 $11,394        $13,721        $14,230        $15,096        $14,986
   Ratio of expenses to average net assets:
       Before expense waiver                               1.18%          1.16%          1.06%          1.63%          1.26%
       After expense waiver                                0.85%          0.85%          0.88%          1.61%          1.23%
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               2.78%          2.83%          2.89%          2.50%          3.31%
       After expense waiver                                3.11%          3.14%          3.07%          2.52%          3.34%
   Portfolio turnover rate(2)<F86>                        22.19%         18.61%         26.49%         12.65%         43.39%

                                                                          COUNTRY TAX EXEMPT BOND FUND
                                                    -------------------------------------------------------------------------
                                                                                                                  MARCH 1,
                                                                                                                2002(1)<F85>
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                    JUNE 30, 2006  JUNE 30, 2005  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002
                                                    -------------  -------------  -------------  -------------  -------------
CLASS A SHARES
Net asset value, beginning of period                   $   8.66       $   8.71       $   9.10       $   8.90       $   8.83
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.27           0.27           0.27           0.23           0.07
   Net realized and unrealized gains (losses)             (0.27)         --             (0.29)          0.30           0.07
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    0.00(4)<F88>   0.27          (0.02)          0.53           0.14
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.27)         (0.28)         (0.27)         (0.23)         (0.07)
   Distributions from capital gains                       (0.05)         (0.04)         (0.10)         (0.10)         --
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.32)         (0.32)         (0.37)         (0.33)         (0.07)
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $   8.34       $   8.66       $   8.71       $   9.10       $   8.90
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(3)<F87>                           (0.05)%         3.12%         (0.21)%         6.05%          1.61%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                    $197           $211           $205            $98            $11
   Ratio of expenses to average net assets:
       Before expense waiver                               1.18%          1.16%          1.06%          1.63%          1.26%*<F89>
       After expense waiver                                0.85%          0.85%          0.88%          1.61%          1.23%*<F89>
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               2.78%          2.83%          2.89%          2.50%          3.31%*<F89>
       After expense waiver                                3.11%          3.14%          3.07%          2.52%          3.34%*<F89>
   Portfolio turnover rate(2)<F86>                        22.19%         18.61%         26.49%         12.65%         43.39%

(1)<F85>   Class A inception date.
(2)<F86>   Calculated on the basis of the Fund as a whole without
           distinguishing between the classes of shares issued.
(3)<F87>   Total investment return does not reflect sales load.
(4)<F88>   Amount less than $0.005 per share.
  *<F89>   Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                           COUNTRY SHORT-TERM BOND FUND
                                                        ------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                        ------------------------------------------------------------------
                                                         2006           2005           2004           2003           2002
                                                        ------         ------         ------         ------         ------
CLASS Y SHARES
Net asset value, beginning of year                     $  10.06       $  10.12       $  10.42       $  10.37       $  10.18
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.34           0.27           0.30           0.32           0.42
   Net realized and unrealized gains (losses)             (0.15)         (0.04)         (0.23)          0.13           0.21
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    0.19           0.23           0.07           0.45           0.63
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.35)         (0.29)         (0.33)         (0.32)         (0.42)
   Distributions from capital gains                          --             --          (0.04)         (0.08)         (0.02)
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.35)         (0.29)         (0.37)         (0.40)         (0.44)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $   9.90       $  10.06       $  10.12       $  10.42       $  10.37
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                    1.91%          2.34%          0.76%          4.42%          6.37%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                 $51,548        $49,842        $39,410        $40,345        $33,410
   Ratio of expenses to average net assets:
       Before expense waiver                               0.96%          0.98%          0.93%          0.96%          0.89%
       After expense waiver                                0.85%          0.85%          0.85%          0.85%          0.84%
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               3.27%          2.58%          2.75%          3.00%          4.04%
       After expense waiver                                3.38%          2.71%          2.83%          3.11%          4.09%
   Portfolio turnover rate(2)<F91>                        32.85%         43.20%         67.46%         46.94%         74.60%

                                                                          COUNTRY SHORT-TERM BOND FUND
                                                    -------------------------------------------------------------------------
                                                                                                                  MARCH 1,
                                                                                                                2002(1)<F90>
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                    JUNE 30, 2006  JUNE 30, 2005  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002
                                                    -------------  -------------  -------------  -------------  -------------
CLASS A SHARES
Net asset value, beginning of period                   $  10.12       $  10.18       $  10.48       $  10.42       $  10.31
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.34           0.27           0.30           0.32           0.06
   Net realized and unrealized gains (losses)             (0.15)         (0.04)         (0.23)          0.14           0.11
                                                       --------       --------       --------       --------       --------
       Total from investment operations                    0.19           0.23           0.07           0.46           0.17
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.35)         (0.29)         (0.33)         (0.32)         (0.06)
   Distributions from capital gains                          --             --          (0.04)         (0.08)            --
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.35)         (0.29)         (0.37)         (0.40)         (0.06)
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $   9.96       $  10.12       $  10.18       $  10.48       $  10.42
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(3)<F92>                            1.90%          2.32%          0.86%          4.50%          1.64%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $2,190         $1,858         $1,374           $920           $113
   Ratio of expenses to average net assets:
       Before expense waiver                               0.96%          0.98%          0.93%          0.96%          0.89%*<F93>
       After expense waiver                                0.85%          0.85%          0.85%          0.85%          0.84%*<F93>
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               3.27%          2.58%          2.75%          3.00%          4.04%*<F93>
       After expense waiver                                3.38%          2.71%          2.83%          3.11%          4.09%*<F93>
   Portfolio turnover rate(2)<F91>                        32.85%         43.20%         67.46%         46.94%         74.60%

(1)<F90>   Class A inception date
(2)<F91>   Calculated on the basis of the Fund as a whole without
           distinguishing between the classes of shares issued.
(3)<F92>   Total investment return does not reflect sales load.
  *<F93>   Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                 COUNTRY BOND FUND
                                                        ------------------------------------------------------------------
                                                                               YEARS ENDED JUNE 30,
                                                        ------------------------------------------------------------------
                                                         2006           2005           2004           2003           2002
                                                        ------         ------         ------         ------         ------
CLASS Y SHARES
Net asset value, beginning of year                     $  10.34       $  10.28       $  10.98       $  10.46       $  10.28
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.42           0.41           0.43           0.45           0.52
   Net realized and unrealized gains (losses)             (0.49)          0.17          (0.40)          0.53           0.30
                                                       --------       --------       --------       --------       --------
       Total from investment operations                   (0.07)          0.58           0.03           0.98           0.82
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.42)         (0.42)         (0.42)         (0.45)         (0.52)
   Distributions from capital gains                       (0.01)         (0.10)         (0.31)         (0.01)         (0.12)
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.43)         (0.52)         (0.73)         (0.46)         (0.64)
                                                       --------       --------       --------       --------       --------
Net asset value, end of year                           $   9.84       $  10.34       $  10.28       $  10.98       $  10.46
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                   (0.67)%         5.74%          0.43%          9.59%          8.15%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                 $60,151        $48,166        $39,813        $47,784        $47,149
   Ratio of expenses to average net assets:
       Before expense waiver                               1.22%          1.24%          1.18%          1.12%          1.11%
       After expense waiver                                0.85%          0.85%          0.85%          0.85%          0.85%
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               3.88%          3.61%          3.62%          3.88%          4.67%
       After expense waiver                                4.25%          4.00%          3.95%          4.15%          4.93%
   Portfolio turnover rate(2)<F95>                        17.46%         27.37%         77.46%         74.73%         37.75%

                                                                                COUNTRY BOND FUND
                                                    ------------------------------------------------------------------------
                                                                                                                  MARCH 1,
                                                                                                                2002(1)<F94>
                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED       THROUGH
                                                    JUNE 30, 2006  JUNE 30, 2005  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2002
                                                    -------------  -------------  -------------  -------------  -------------
CLASS A SHARES
Net asset value, beginning of period                   $  10.42       $  10.36       $  11.05       $  10.54       $  10.38
                                                       --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                   0.42           0.41           0.43           0.45           0.08
   Net realized and unrealized gains (losses)             (0.49)          0.17          (0.39)          0.52           0.16
                                                       --------       --------       --------       --------       --------
       Total from investment operations                   (0.07)          0.58           0.04           0.97           0.24
                                                       --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS
   Dividends from net investment income                   (0.42)         (0.42)         (0.42)         (0.45)         (0.08)
   Distributions from capital gains                       (0.01)         (0.10)         (0.31)         (0.01)         --
                                                       --------       --------       --------       --------       --------
       Total distributions                                (0.43)         (0.52)         (0.73)         (0.46)         (0.08)
                                                       --------       --------       --------       --------       --------
Net asset value, end of period                         $   9.92       $  10.42       $  10.36       $  11.05       $  10.54
                                                       --------       --------       --------       --------       --------
                                                       --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN(3)<F96>                           (0.76)%         5.69%          0.53%          9.42%          2.30%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                  $3,479         $2,804         $1,993         $1,137           $141
   Ratio of expenses to average net assets:
       Before expense waiver                               1.22%          1.24%          1.18%          1.12%          1.11%*<F97>
       After expense waiver                                0.85%          0.85%          0.85%          0.85%          0.85%*<F97>
   Ratio of net investment income
     to average net assets:
       Before expense waiver                               3.88%          3.61%          3.62%          3.88%          4.67%*<F97>
       After expense waiver                                4.25%          4.00%          3.95%          4.15%          4.93%*<F97>
   Portfolio turnover rate(2)<F95>                        17.46%         27.37%         77.46%         74.73%         37.75%

(1)<F94>   Class A inception date.
(2)<F95>   Calculated on the basis of the Fund as a whole without
           distinguishing between the classes of shares issued.
(3)<F96>   Total investment return does not reflect sales load.
  *<F97>   Annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS June 30, 2006

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain five of the nine Funds. The five Funds are as follows: COUNTRY Growth Fund ("Growth Fund"); COUNTRY Balanced Fund ("Balanced Fund"); COUNTRY Tax Exempt Bond Fund ("Tax Exempt Bond Fund"); COUNTRY Short-Term Bond Fund ("Short-Term Bond Fund"); and COUNTRY Bond Fund ("Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds (formerly operated through four corporations) were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and to certain others who meet the standards set out in the Funds' Prospectus.

Class A shares sales charge is calculated as follows:

                                                           SALES CHARGE
                                                             AS % OF
        AMOUNT OF TRANSACTION                             OFFERING PRICE
        ---------------------                             --------------
GROWTH AND BALANCED
Up to $49,999                                                 5.50%
$50,000-$99,999                                               4.50%
$100,000-$249,999                                             3.50%
$250,000-$499,999                                             2.50%
$500,000-$999,999                                             2.00%
$1,000,000 & Above                                               0%

TAX EXEMPT BOND AND BOND
Up to $49,999                                                 4.25%
$50,000-$99,999                                               4.00%
$100,000-$249,999                                             3.50%
$250,000-$499,999                                             2.50%
$500,000-$999,999                                             2.00%
$1,000,000 & Above                                               0%

SHORT-TERM BOND
Up to $49,999                                                 2.50%
$50,000-$99,999                                               2.00%
$100,000-$249,999                                             1.50%
$250,000-$499,999                                             1.00%
$500,000-$999,999                                             0.75%
$1,000,000 & Above                                               0%

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   (1) SECURITY VALUATION: In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities are valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

   (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

   (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

   (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles ("GAAP").

   GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, the following reclassifications were made relating to paydown gains and losses:

                             UNDISTRIBUTED       ACCUMULATED
                             NET INVESTMENT      NET REALIZED     PAID IN
                                 INCOME          GAIN/(LOSS)      CAPITAL
                             --------------      ------------     -------
   Balanced Fund                $ 6,601           $ (6,601)       $    --
   Short-Term Bond Fund         $76,151           $(76,151)       $    --
   Bond Fund                    $18,134           $(18,134)       $    --

   (5) OTHER: Expenses shared by the Trust are generally allocated to each Fund based upon relative net assets. Expenses directly attributable to a specific Fund are allocated directly to that Fund. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon relative net assets. Expenses directly attributable to a specific class of shares are allocated directly to that class.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Balanced Fund, the Tax Exempt Bond Fund, the Short-Term Bond Fund and the Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are distributed at least annually.

For the year ended June 30, 2006, the Tax Exempt Bond Fund designated 100% of its income distributions as tax exempt interest dividends.

NOTE (C) CAPITAL STOCK: At June 30, 2006, each of the Funds is authorized to issue an unlimited number of shares.

Transactions in capital stock were as follows:

                                                    GROWTH FUND                                     BALANCED FUND
                                   -------------------------------------------       ------------------------------------------
                                        YEAR ENDED               YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      JUNE 30, 2006            JUNE 30, 2005           JUNE 30, 2006            JUNE 30, 2005
                                   -------------------      ------------------       ------------------      ------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                   ------       ------      ------      ------       ------      ------      ------      ------
Class A
   Shares sold                      199,293  $ 4,814,936     166,007  $ 3,765,640     94,129  $ 1,463,264    106,247   $ 1,596,160
   Shares issued through
     reinvestment of dividends       13,441      321,198       2,948       66,196      7,782      120,093      6,110        91,896
   Shares redeemed                  (84,704)  (2,058,079)    (36,966)    (839,777)   (64,344)  (1,004,107)   (22,557)     (340,076)
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Total Class A transactions          128,030    3,078,055     131,989    2,992,059     37,567      579,250     89,800     1,347,980
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Class Y
   Shares sold                    1,223,214   29,551,818   1,075,349   24,506,792    116,632    1,809,163    159,967     2,392,353
   Shares issued through
     reinvestment of dividends      225,321    5,380,917      70,247    1,571,056     31,342      482,100     36,085       540,198
   Shares redeemed               (1,428,716) (34,852,325)   (866,927) (19,690,467)  (281,957)  (4,350,878)  (195,750)   (2,932,704)
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Total Class Y transactions           19,819       80,410     278,669    6,387,381   (133,983)  (2,059,615)       302          (153)
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Net increase (decrease)
  in capital stock                  147,849  $ 3,158,465     410,658  $ 9,379,440    (96,416) $(1,480,365)    90,102   $ 1,347,827
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------

                                                TAX EXEMPT BOND FUND
                                   -------------------------------------------
                                        YEAR ENDED               YEAR ENDED
                                      JUNE 30, 2006            JUNE 30, 2005
                                   -------------------      ------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT
                                   ------       ------      ------      ------
Class A
   Shares sold                        3,889  $    33,096      12,236  $   105,935
   Shares issued through
     reinvestment of dividends          904        7,392         691        6,008
   Shares redeemed                   (5,475)     (46,461)    (12,130)    (106,334)
                                 ----------  -----------   ---------  -----------
Total Class A transactions             (682)      (5,973)        797        5,609
                                 ----------  -----------   ---------  -----------
Class Y
   Shares sold                        8,264       69,753      48,330      421,445
   Shares issued through
     reinvestment of dividends       40,266      339,683      42,995      372,662
   Shares redeemed                 (265,271)  (2,233,262)   (142,799)  (1,238,847)
                                 ----------  -----------   ---------  -----------
Total Class Y transactions         (216,741)  (1,823,826)    (51,474)    (444,740)
                                 ----------  -----------   ---------  -----------
Net decrease in capital stock      (217,423) $(1,829,799)    (50,677) $  (439,131)
                                 ----------  -----------   ---------  -----------
                                 ----------  -----------   ---------  -----------

                                                SHORT-TERM BOND FUND                                  BOND FUND
                                   -------------------------------------------       ------------------------------------------
                                        YEAR ENDED               YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      JUNE 30, 2006            JUNE 30, 2005           JUNE 30, 2006            JUNE 30, 2005
                                   -------------------      ------------------       ------------------      ------------------
                                   SHARES       AMOUNT      SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                   ------       ------      ------      ------       ------      ------      ------      ------
Class A
   Shares sold                       71,172  $   713,331      67,280  $   685,015    117,276  $ 1,189,626     99,800   $ 1,039,167
   Shares issued through
     reinvestment of dividends        7,095       71,011       4,899       49,724     13,312      134,581     11,337       117,676
   Shares redeemed                  (41,993)    (420,913)    (23,494)    (238,186)   (48,855)    (493,812)   (34,461)     (358,524)
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Total Class A transactions           36,274      363,429      48,685      496,553     81,733      830,395     76,676       798,319
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Class Y
   Shares sold                    1,541,670   15,384,570   1,677,817   16,965,429  2,239,916   22,497,581  1,285,697    13,291,459
   Shares issued through
     reinvestment of dividends      160,255    1,594,987     107,576    1,085,663    210,329    2,109,469    191,876     1,976,604
   Shares redeemed               (1,450,114) (14,456,428)   (724,835)  (7,324,691)  (994,194) (10,040,273)  (691,816)   (7,142,405)
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Total Class Y transactions          251,811    2,523,129   1,060,558   10,726,401  1,456,051   14,566,777    785,757     8,125,658
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
Net increase (decrease)
  in capital stock                  288,085  $ 2,886,558   1,109,243  $11,222,954  1,537,784  $15,397,172    862,433   $ 8,923,977
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------
                                 ----------  -----------   ---------  -----------  ---------  -----------  ---------   -----------

NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term investments, for the year ended June 30, 2006 were as follows:

                                        PURCHASES             SALES
                                        ---------           ---------
Growth Fund                            $34,238,486         $34,053,737
Balanced Fund                          $ 3,402,434         $ 4,775,201
Tax Exempt Bond Fund                   $ 2,786,725         $ 4,491,404
Short-Term Bond Fund                   $17,725,286         $13,645,945
Bond Fund                              $13,446,961         $ 5,274,113

For the year ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of U.S. government obligations were as follows:

                                        PURCHASES             SALES
                                        ---------           ---------
Growth Fund                            $        --          $       --
Balanced Fund                          $   764,468          $  260,981
Tax Exempt Bond Fund                   $        --          $       --
Short-Term Bond Fund                   $ 1,789,560          $  503,448
Bond Fund                              $13,004,821          $3,452,199

NOTE (E) INCOME TAX INFORMATION: At June 30, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                      TAX EXEMPT       SHORT-TERM
                                                     GROWTH FUND     BALANCED FUND     BOND FUND       BOND FUND       BOND FUND
                                                     -----------     -------------    ----------       ---------       ---------
Cost of Investments                                  $156,710,739     $20,323,581     $11,511,722     $54,431,748      $64,440,776
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
Gross unrealized appreciation                        $ 61,140,615     $ 4,555,767     $    91,519     $    13,068      $   253,904
Gross unrealized depreciation                          (6,366,978)       (836,860)       (173,594)       (919,401)      (1,667,219)
                                                     ------------     -----------     -----------     -----------      -----------
Net unrealized appreciation                          $ 54,773,637     $ 3,718,907     $   (82,075)    $  (906,333)     $(1,413,315)
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
Undistributed tax-exempt income                      $         --     $        --     $     3,021     $        --      $        --
Undistributed ordinary income                           1,482,959          21,096              --          24,729           50,210
Undistributed long-term capital gains                   4,812,213         930,276           8,487              --               --
                                                     ------------     -----------     -----------     -----------      -----------
Total Distributable earnings                         $  6,295,172     $   951,372     $    11,508     $    24,729      $    50,210
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------
Other accumulated losses and temporary differences   $         --     $        --     $    (1,680)    $  (262,297)     $   (49,711)
                                                     ------------     -----------     -----------     -----------      -----------
Total accumulated earnings                           $ 61,068,809     $ 4,670,279     $   (72,247)    $(1,143,901)     $(1,412,816)
                                                     ------------     -----------     -----------     -----------      -----------
                                                     ------------     -----------     -----------     -----------      -----------

The difference between cost of investments for financial reporting and cost of investments for Federal income tax is due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale deferrals).

The tax character of distributions paid during the year ended June 30, 2006 and the year ended June 30, 2005 were as follows:

                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                 JUNE 30, 2006            JUNE 30, 2005
                               ------------------       ------------------
GROWTH FUND
Ordinary income                    $1,868,510               $1,766,623
Long-term capital gain              4,200,911                       --
                                   ----------               ----------
                                   $6,069,421               $1,766,623
                                   ----------               ----------
                                   ----------               ----------

                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                 JUNE 30, 2006            JUNE 30, 2005
                               ------------------       ------------------
BALANCED FUND
Ordinary income                    $  423,926               $  486,131
Long-term capital gain                234,525                  205,521
                                   ----------               ----------
                                   $  658,451               $  691,652
                                   ----------               ----------
                                   ----------               ----------

                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                 JUNE 30, 2006            JUNE 30, 2005
                               ------------------       ------------------
TAX EXEMPT BOND FUND
Tax-exempt income                  $  404,954               $  454,212
Ordinary income                            --                   21,968
Long-term capital gain                 79,409                   49,263
                                   ----------               ----------
                                   $  484,363               $  525,443
                                   ----------               ----------
                                   ----------               ----------

                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                 JUNE 30, 2006            JUNE 30, 2005
                               ------------------       ------------------
SHORT-TERM BOND FUND
Ordinary income                    $1,861,662               $1,346,194
Long-term capital gain                     --                       --
                                   ----------               ----------
                                   $1,861,662               $1,346,194
                                   ----------               ----------
                                   ----------               ----------

                               FOR THE YEAR ENDED       FOR THE YEAR ENDED
                                 JUNE 30, 2006            JUNE 30, 2005
                               ------------------       ------------------
BOND FUND
Ordinary income                    $2,361,047               $1,985,680
Long-term capital gain                 30,303                  295,427
                                   ----------               ----------
                                   $2,391,350               $2,281,107
                                   ----------               ----------
                                   ----------               ----------

Capital loss carryovers and post-October loss deferrals as of June 30, 2006 were as follows:

                        NET CAPITAL         CAPITAL LOSS      POST-OCTOBER
                            LOSS             CARRYOVER            LOSS
                     CARRYOVER(1)<F98>       EXPIRATION     DEFERRAL(2)<F99>
                     -----------------      ------------    ----------------
Bond Fund                 $     --               --              $49,711
Short-Term
  Bond Fund               $ 70,112            6/30/13            $72,069
                          $120,116            6/30/14
                          --------
                          $190,228
Tax Exempt
  Bond Fund                     --               --              $ 1,680

(1)<F98> Capital gain distributions will resume in the future to the extent gains realized in excess of the available carryovers.
(2)<F99>   Loss is recognized for tax purposes on July 1, 2006.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
Growth Fund 0.75%; Balanced Fund 0.75%; Tax Exempt Bond Fund 0.50%; Short-Term Bond Fund 0.50%; and Bond Fund 0.75%. Effective July 1, 2006, the advisor fee for the Bond Fund was reduced to 0.50%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund for the year ended June 30, 2006 were: $33,634, $4,450, $3,349, $8,883, and $6,264, respectively.

The Advisor agreed to reduce its fees and reimburse the Short-Term Bond Fund, the Bond Fund and the Tax Exempt Bond Fund to the extent total annualized expenses exceed 0.85% of average daily net assets. This agreement has been in effect for the Short-Term Bond Fund and the Bond Fund since November 1, 1997 as a non-contractual waiver. Effective January 30, 2002, this agreement became contractual. A contractual agreement has been in place for the Tax Exempt Bond Fund since September 25, 2003. These agreements may be terminated at any time after October 31, 2006.

Investment advisory fees and expenses reimbursed by the Advisor, for the year ended June 30, 2006, were as follows:

                                                                  EXPENSES
                                ADVISORY        ADVISORY         REIMBURSED
                                  RATE             FEE        BY ADVISOR*<F1>
                                --------        --------      ---------------
Growth Fund                      0.75%         $1,597,732         $     --
Balanced Fund                    0.75%         $  186,613         $     --
Tax Exempt Bond Fund             0.50%         $   64,963         $ 39,436
Short-Term Bond Fund             0.50%         $  266,152         $ 51,533
Bond Fund                        0.75%         $  415,658         $199,659

*<F1>  Excludes waiver of custody fees.

At June 30, 2006, 65.0% of the shares outstanding of the Growth Fund, 64.1% of the shares outstanding of the Balanced Fund, 16.8% of the shares outstanding of the Tax Exempt Bond Fund, 93.8% of the shares outstanding of the Short-Term Bond Fund, and 93.3% of the shares outstanding of the Bond Fund are represented by omnibus accounts held for the benefit of the Advisor's clients, including a defined contribution benefit plan sponsored by the Advisor.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund during the year ended June 30, 2006 were: $55,759, $7,064, $3,990, $14,289, and $13,811, respectively.

NOTE (G) DISTRIBUTION SERVICES AGREEMENTS: Quasar Distributors, LLC serves as the Funds' Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the "Plans"), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each Fund. For the year ended June 30, 2006, the Rule 12b-1 expenses incurred by the Growth Fund, the Balanced Fund, the Tax Exempt Fund, the Short-Term Bond Fund and the Bond Fund were 0.09%, 0.12%, 0.17%, 0.03%, and 0.04%, respectively.

NOTE (H) SUBSEQUENT EVENT: At a meeting of the Board of Trustees of the Trust held on June 29, 2006, the Board approved the reorganization of the COUNTRY Balanced Fund into the COUNTRY Growth Fund, the COUNTRY Short-Term Bond Fund into the COUNTRY Bond Fund and the closure of the COUNTRY Tax Exempt Bond Fund. On September 18, 2006, a shareholder meeting will be held to consider the two reorganizations. If shareholders approve such reorganizations, the transaction is expected to be effective on September 22, 2006. The closure of the Tax Exempt Bond Fund is scheduled to take place on September 22, 2006. Effective July 5, 2006, the Tax Exempt Bond Fund is closed to new investments by existing shareholders, and will not accept investments from additional shareholders.

NOTE (I) FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS: On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's (series', trust's) tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

COUNTRY MUTUAL FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of COUNTRY Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of COUNTRY Mutual Funds Trust, comprising the COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, and COUNTRY Bond Fund (the "Funds"), including the schedule of investments, as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended June 30, 2003 were audited by other auditors who have ceased operations whose report dated August 14, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of June 30, 2006, and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                  /s/Ernst & Young LLP

Chicago, Illinois
August 18, 2006

COUNTRY MUTUAL FUNDS -- ADDITIONAL TAX INFORMATION (unaudited)

The Country Growth Fund and Country Balanced Fund designate 100% and 66%, respectively, for the fiscal year ended June 30, 2006 of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

The Country Growth Fund and Country Balanced Fund designate 100% and 63%, respectively, of dividends declared during the fiscal year ended June 30, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Additional Information Applicable to Foreign Shareholders Only:
The Country Growth Fund and Country Balanced Fund designate 22% and 62%, respectively, of their ordinary income distributions for the year ended June 30, 2006 as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

COUNTRY MUTUAL FUNDS -- TRUSTEES AND OFFICERS INFORMATION

COUNTRY MUTUAL FUNDS TRUST(1)<F2> TRUSTEES AND OFFICERS

NAME/                                                            PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
ADDRESS(2)<F3>/BIRTHDAY    AGE     POSITION HELD                 AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-----------------------    ---     -------------                 -------------------------------------------
William G. Beeler          67      Trustee since                 Chairman, Environment Committee to Study McLean County into the
(2/26/39)                          October 2005                  21st Century; Past Chairman, McLean County Cooperative Extension
                                                                 Council; Past Member, McLean County Zoning Board of Appeals; McLean
                                                                 County Regional Planning Commission; Past Chairman, McLean County
                                                                 Livestock Association. Farmer.

Charlot R. Cole            65      Trustee since 1996            Property Developer, 1979 to date; Member Macoupin-Greene County
(6/12/41)                                                        Cooperation Extension Council (formerly Macoupin County Cooperative
                                                                 Extension Council), 1992 to date and President, 1995 to date;
                                                                 Secretary/Treasurer, Cole Farms, Inc., 1993 to date.  Farmer.

David A. Downs*<F7>        57      Trustee since 2002            Director:  Illinois Agricultural Association and Affiliated
(10/26/48)                                                       Companies, 1996 to date (3)<F4>; Director:  COUNTRY Trust Bank,
                                                                 2002 to date (4)<F5>. Farmer.

Nancy J. Erickson          49      Trustee since 1995            President of McHatton Farm Management, Inc., 1981 to date.  Farmer.
(8/24/57)

Robert D. Grace            59      Trustee since 2001            Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS,
(3/20/47)                                                        Inc., 1997 to date. Farmer.

Leland A. Strom            50      Trustee since                 Member, Federal Reserve Bank of Chicago, Seventh District Advisory
(8/25/56)                          October 2005                  Counsel, 2003 to date; Member of Advisory Council on Agriculture,
                                                                 Labor and Small Business, Federal Reserve Bank of Chicago 2000 to
                                                                 2003; Member, Board of Directors, AgriBank, FCB, 1996 to 2005;
                                                                 Member, Board of Directors, The Farm Credit Council, 2003 to 2005;
                                                                 Member, Board of Directors, 1st Farm Credit Services, 1981 to
                                                                 present. Farmer.

Robert W. Weldon           73      Trustee since 2003            Retired. Board Member, Town or Normal Police Pension Board, 2001 to
(1/30/34)                                                        date.

Kurt Bock                  53      Treasurer since               Treasurer: Illinois Agricultural Association and Affiliated
(4/14/53)                          July 2005                     Companies(3)<F4>, July 1, 2005 to date; Assistant Treasurer,
                                                                 Illinois Agricultural Association, June 1 to June 30, 2005; Chief
                                                                 Executive Officer, IAA Credit Union 2003 to 2005; 2000 to 2003
                                                                 Commander, United States Air Force.

Peter J. Borowski          56      Controller since              Vice President and Controller, COUNTRY Trust Bank 2005 to Present
(5/10/50)                          July 2005                     and COUNTRY Insurance and Financial Services (5)<F6>, 2003 to
                                                                 Present.

Barbara L. Mosson          54      Chief Compliance              Compliance Officer, COUNTRY Trust Bank, 2000 to date (4)<F5>;
(4/30/52)                          Officer, Anti-Money           Compliance Officer, Busey Bank, 1996 to 2000 including predecessor
                                   Laundering Compliance         company.
                                   Officer since 2004

Bruce D. Finks             54      Vice President since 1996     Vice President - Investments:  COUNTRY Trust Bank, 1995 to
(1/31/53)                                                        date (4)<F5>.

Robert J. McDade           37      Vice President since 2003     Vice President Trust Services and Trust Officer:  COUNTRY Trust
(10/16/68)                                                       Bank (4)<F5>, 2003 to date; Assistant General Counsel:  Illinois
                                                                 Agricultural Association and Affiliated Companies (3), 1995 to
                                                                 2003.

John D. Blackburn          58      Vice President since 2001     Chief Executive Officer:  COUNTRY Insurance & Financial
(4/2/48)                                                         Services (5)<F6>, 2001 to date; Senior Vice President Marketing:
                                                                 COUNTRY Insurance & Financial Services, 1996 to 2001.

Robert W. Rush, Jr.        60      Vice President since 1999     Senior Vice President & Trust Officer:  COUNTRY Trust Bank, 1999 to
(9/3/45)                                                         date (4)<F5>.

Richard L. Guebert, Jr.    55      Vice President                Director and Vice President: Illinois Agricultural Association and
(8/9/51)                           since 2004                    Affiliated Companies (3)<F4>, 2003 to date; Vice President: COUNTRY
                                                                 Trust Bank, 2003 to date (4)<F5>; President-Randolph County Farm
                                                                 Bureau, 1997 to 2003.  Farmer.

Philip T. Nelson*<F7>      49      Trustee and President         Vice President: COUNTRY Mutual Funds Trust, 2000 - December 10,
(6/12/57)                          since December 10, 2003       2003; Director and Vice President:  Illinois Agricultural
                                                                 Association and Affiliated Companies, 1999 to date (3)<F4>; Vice
                                                                 President:  COUNTRY Trust Bank, 1999 to date (4)<F5>.  Farmer.

Paul M. Harmon             64      Secretary since 1995 and      General Counsel:  Illinois Agricultural Association and Affiliated
(7/17/42)                          General Counsel since 1996    Companies, 1996 to date (3)<F4>; Secretary:  Illinois Agricultural
                                                                 Association and Affiliated Companies, 1998 to date (3)<F4>; General
                                                                 Counsel & Secretary:  COUNTRY Trust Bank, 1996 to date (4)<F5>.

 (1)<F2> COUNTRY Mutual Funds Trust was formed through the reorganization of COUNTRY Growth Fund, Inc., COUNTRY Asset Allocation Fund Inc., COUNTRY Tax Exempt Bond Fund, Inc. and COUNTRY Taxable Fixed Income Series Fund, Inc. In 2003, the following funds were organized as new portfolios held in COUNTRY Mutual Funds Trust; COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund and COUNTRY VP Bond Fund. COUNTRY Growth Fund, Inc. was formerly known as IAA Trust Growth Fund, Inc. COUNTRY Asset Allocation Fund, Inc. was formerly known as IAA Trust Asset Allocation Fund, Inc. COUNTRY Tax Exempt Bond Fund was formerly know as IAA Trust Tax Exempt Bond Fund. COUNTRY Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Taxable Fixed Income Series Fund, Inc. and IAA Trust Money Market Fund, Inc. All trustees represent all nine portfolios of the COUNTRY Mutual Funds complex.
 (2)<F3> The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
 (3)<F4> Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
 (4)<F5> COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
 (5)<F6> COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.
   *<F7>   Interested Trustees

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how
                                        -----------
the Funds voted proxies relating to portfolio securities during the period ending June 30, 2006 will be available after August 31, 2006 on the SEC's website at www.sec.gov or by calling the toll-free number listed above.
           -----------

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ending September 30, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Form N-Q are on the SEC's website at www.sec.gov and may be
                                                       -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call

   COUNTRY Funds
   U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701
   (800) 245-2100

or contact

   COUNTRY Trust Bank
   (309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, the Funds' 1940 Act registration number is 811-10475.

investment and retirement solutions

   COUNTRY Trust Bank
   1705 N. Towanda Ave., PO Box 2020
   Bloomington, IL 61702-2020
   www.countryinvestment.com
   -------------------------

SEC file # 811-10475

COUNTRY MUTUAL FUNDS TRUST
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
William G. Beeler
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Leland A. Strom
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
Richard L. Guebert, Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
Kurt F. Bock, Treasurer
Peter J. Borowski, Controller
Barbara L. Mosson, Chief Compliance Officer

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

(COUNTRY MUTUAL FUNDS LOGO)

F30-113-06 (08/06)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert W. Weldon is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                  FYE 06/30/2006              FYE 06/30/2005
                                  --------------              --------------

Audit Fees                           $89,700                     $85,400
Audit-Related Fees                                               $0
Tax Fees                             $21,000                     $20,000
All Other Fees                                                   $0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees          FYE 06/30/2006        FYE 06/30/2005
----------------------          --------------        --------------
Registrant                                            $0
Registrant's Investment         $32,100               $29,700
Adviser

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  COUNTRY Mutual Funds Trust
                   -----------------------------------------

     By (Signature and Title) /s/ Philip T. Nelson
                              ------------------------------
                              Philip T. Nelson, President

     Date   08/22/2006
           -------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Philip T. Nelson
                              ------------------------------
                              Philip T. Nelson, President

     Date   08/22/2006
           -------------------------------------------------

     By (Signature and Title) /s/ Kurt F. Bock
                              ------------------------------
                              Kurt F. Bock, Treasurer

     Date   08/22/2006
           -------------------------------------------------